EXHIBIT 99.1

PROLOGIS REPORTS THIRD QUARTER RESULTS

Growth in CDFS Business and ProLogis Property Funds Drives Strong Results;
Development Activity Accelerating While Same Store Performance Improves

DENVER — October 28, 2004 — ProLogis (NYSE: PLD), a leading global provider of distribution facilities and services, today reported funds from operations as defined by ProLogis (FFO) of $0.70 per diluted share for the third quarter of 2004, up from $0.30 in the third quarter of 2003. FFO, as adjusted, was $0.71 per diluted share for the third quarter of 2004 (prior to a $0.01 per share charge related to previously announced relocation expenses), up from $0.52 in 2003 (prior to a $0.20 per share temperature-controlled impairment charge and a $0.02 per share charge related to a preferred share redemption). Net earnings per diluted share were $0.42 for the third quarter of 2004, up from a loss of $0.04 for the same period in 2003.

For the nine months ended September 30, 2004, FFO per diluted share was $1.84, compared with $1.39 in 2003. Excluding the charges noted above and a $0.02 per share charge related to the redemption of preferred shares in 2004, year-to-date FFO per diluted share for 2004 was $1.87, compared with $1.61 in 2003. Net earnings per diluted share for the nine months ended September 30, 2004, were $1.08, compared with $0.43 in the comparable period of 2003.

“Third quarter results reflect a continuing improvement in global market fundamentals,” said K. Dane Brooksher, chairman and chief executive officer. “During the quarter, we achieved same store net operating income growth of 0.67% and average same store occupancy gains of 0.76%. Strong leasing in our development pipeline, particularly in Europe, also led to a higher level of Corporate Distribution Facilities Services (CDFS) contributions and third-party dispositions. Due to strong CDFS income for the quarter and improving fundamentals, we are raising the bottom end of our full-year FFO per share guidance, bringing our range to $2.39 to $2.45, before charges related to preferred redemption and the relocation of our IT and corporate accounting functions from El Paso to Denver. Our net earnings per share guidance for 2004 remains unchanged at $1.25 to $1.35. Given the overall improvement in the business, we are establishing initial guidance ranges of $2.55 to $2.65 in FFO per share and $1.40 to $1.60 in net earnings per share for 2005.”

Keystone Merger and Strong CDFS Pipeline Drive Future Growth in Property Fund Income and Fees

Irving F. Lyons, III, vice chairman and chief investment officer, said, “During the quarter, we completed our acquisition of Keystone Property Trust, adding nearly $1.9 billion of bulk distribution facilities to ProLogis’ property fund business. Combined with other CDFS contributions to property funds in the quarter, we now have nearly $8.7 billion of assets under management in funds, supporting future growth in income and management fees.

Mr. Lyons added, “Our development pipeline has accelerated, with year-to-date development starts of over $760 million, significantly above last year’s annual total. This momentum gives us the confidence to increase our guidance for starts for a second time this year, up another $100 million, to a record level of $1.1 to $1.2 billion. Year to date, we have signed nearly 13 million square feet of CDFS leases — greater than our total CDFS leasing for all of 2003 — with repeat customers accounting for more than half of this amount. We now have $957 million of facilities under development, bringing our total CDFS pipeline to more than $1.7 billion to support future CDFS dispositions.”

Distribution Efficiencies Driving Strong Leasing Activity in Asia

Jeffrey H. Schwartz, president of international operations, noted, “Companies in Japan continue to seek modern, more functional space driving build-to-suit activity and leasing in our inventory developments in Tokyo, Osaka and Yokohama. During the quarter, we signed agreements with customers such as Bridgestone Sports and Nippon Express and recently announced a 563,000 build-to-suit with Senko, a major Japanese logistics provider. ProLogis Japan Properties Fund also acquired four facilities in Japan for approximately $76 million that, when combined with contributions in the quarter, bring our Japan fund to over $685 million of properties under management with a development pipeline of another $405 million. In China, we made significant progress in leasing the initial facilities acquired by our joint venture at ProLogis Park Suzhou. In October, we broke ground on our first two facilities and plan to begin development soon on another six facilities at the Park based upon strong demand from global customers, many of which need modern distribution space to serve their customers in this enormous market.”

Selected Financial and Operating Information

•	Achieved FFO from CDFS transactions of $75.6 million for the quarter, up from $25.1 million in the third quarter of 2003. Year to date, FFO from CDFS transactions was $165.7 million, compared with $85.4 million in 2003, with pre-deferral margins of 18.9% and post-deferral margins of 15.9%.

•	Increased average same store occupancies by 0.76% for the quarter, while same store net operating income increased 0.67%, compared with the third quarter of 2003 (an 0.80% increase when straight-lined rents are excluded). Year to date, increased average same store occupancies by 0.93%, while same store net operating income increased 0.04%, compared with the same period in the prior year (a 0.05% increase when straight-lined rents are excluded).

•	Recycled $409.9 million of capital through CDFS dispositions and contributions during the quarter and $1.17 billion year to date.

•	ProLogis’ share of FFO from property funds was $22.0 million, compared with $18.3 million in the third quarter of 2003, as the lower average ownership interest in ProLogis European Properties Fund was offset by the formation or acquisition of seven new funds in the third quarter. Year to date, ProLogis’ share of FFO from property funds was $56.8 million, compared with $53.6 million in the same period in 2003.

•	Grew fee income from property funds to $12.9 million during the quarter, from $11.0 million in the third quarter of the prior year. For the year to date, fee income was $36.1 million, compared with $32.5 million in the same period in 2003.

•	Increased total assets owned and under management by 27.5%, to $14.95 billion, from $11.72 billion at December 31, 2003.

Copies of ProLogis’ third quarter 2004 supplemental information will be available from the company’s web site at http://ir.prologis.com or by request at 303-576-2745. The supplemental information also is available on the SEC’s web site at http://www.sec.gov. The related conference call will be available via a live web cast on the company’s web site at http://ir.prologis.com at 10:00 am Eastern Time on Thursday, October 28, 2004. A replay of the web cast will be available on the company’s web site or at www.streetevents.com until November 11, 2004.

ProLogis is a leading provider of distribution facilities and services with 291.0 million square feet (27.0 million square meters) in 1,972 distribution facilities owned, managed and under development in 70 markets in North America, Europe and Asia. ProLogis continues to expand the industry’s first and largest global network of distribution facilities with the objective of building shareholder value. The company expects to achieve this through the ProLogis Operating System® and its commitment to be ‘The Global Distribution Solution’ for its customers, providing exceptional facilities and services to meet their expansion and reconfiguration needs.

In addition to historical information, this press release contains forward-looking statements under the federal securities laws. These statements are based on current expectations, estimates and projections about the industry and markets in which ProLogis operates, management’s beliefs and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. Actual operating results may be affected by changes in national and local economic conditions, competitive market conditions, changes in financial markets or interest rates that could adversely affect ProLogis’ cost of capital and its ability to meet its financing needs and obligations, weather, obtaining governmental approvals and meeting development schedules, and therefore, may differ materially from what is expressed or forecasted in this press release. For a discussion of factors that could affect ProLogis’ financial condition and results of operations, refer to “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations — Risk Factors” in ProLogis’ Annual Report on Form 10-K for the year ended December 31, 2003.

# # #

Investor Relations:	Media:
Melissa Marsden	Rick Roth
Tel: 303-576-2622	Tel: 303-576-2641
mmarsden@prologis.com	media@prologis.com

Third Quarter 2004

SUPPLEMENTAL INFORMATION
(Unaudited)

Executive Office Address:
14100 East 35th Place
Aurora, Colorado 80011
(303) 375-9292

ProLogis

Third Quarter 2004
Unaudited Financial Results

Selected Financial Information
(in thousands, except per share amounts)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2004 (1)	2003 (2)	% Change	2004 (1)	2003 (2)	% Change
Net Earnings (Loss) Attributable to Common Shares (see pages 2 and 5):
Net Earnings (Loss) attributable to Common Shares	$79,758	$(7,379)	—	$202,550	$78,807	157.0%
Net Earnings (Loss) per diluted Common Share	$0.42	$(0.04)	—	$1.08	$0.43	151.2%
Funds From Operations and Funds From Operations, as adjusted (see pages 3 and 5 and see ProLogis’ definition of Funds From Operations on page 3a):
Funds From Operations attributable to Common Shares	$133,166	$55,043	141.9%	$347,087	$255,141	36.0%
Add back: excess of redemption values over carrying values of preferred shares redeemed (3)	—	3,587	—	4,236	3,587	—
Add back: relocation expenses (4)	2,154	—	—	2,845	—	—
Add back: temperature-controlled distribution investee impairment charge in 2003 (see note 15)	—	38,286	—	—	38,286	—

Funds From Operations attributable to Common Shares, as adjusted	$135,320	$96,916	39.6%	$354,168	$297,014	19.2%

Funds From Operations attributable to Common Shares per diluted share	$0.70	$0.30	133.3%	$1.84	$1.39	32.4%
Add back: excess of redemption values over carrying values of preferred shares redeemed (3)	—	0.02	—	0.02	0.02	—
Add back: relocation expenses (4)	0.01	—	—	0.01	—	—
Add back: temperature-controlled distribution investee impairment charge in 2003	—	0.20	—	—	0.20	—

Funds From Operations per diluted Common Share, as adjusted	$0.71	$0.52	36.5%	$1.87	$1.61	16.1%

EBITDA (see pages 4 and 5):
EBITDA	$213,776	$164,725	29.8%	$582,770	$498,976	16.8%
Distributions:
Actual distributions per Common Share (5)	$0.365	$0.360	1.4%	$1.095	$1.080	1.4%

	September 30,	December 31,
	2004 (1)	2003 (2)	% Change
Total Assets, net of accumulated depreciation (see page 6)	$6,992,876	$6,367,466	9.8%

Total Book Assets (see page 10):
Direct investment	$6,505,336	$6,259,042
ProLogis’ share of total book assets of unconsolidated investees	2,037,193	1,561,978

Totals	$8,542,529	$7,821,020	9.2%

Market Capitalization (see page 21)	$11,309,340	$10,174,471	11.2%

Assets Owned and Under Management:
Real estate assets owned directly by ProLogis, before depreciation (see page 6)	$6,075,860	$5,854,047
Assets owned by ProLogis’ unconsolidated investees:
Real estate assets owned by ProLogis Property Funds, before depreciation (weighted ownership interest of 21.4%) (see page 12)	8,691,698	5,724,640
Real estate assets owned by CDFS Joint Ventures, before depreciation (weighted ownership interest of 50%) (6)	68,516	31,393
Temperature-controlled distribution operations:
Net assets held for sale (see page 13) (1)(7)	107,285	—
Investments in temperature-controlled investees including proportionate share of third party debt (ownership interest of 50% in 2004 and in excess of 99% in 2003) (1)(7)(8)	3,668	113,977

	8,871,167	5,870,010

Totals	$14,947,027	$11,724,057	27.5%

The definition of Funds From Operations is on page 3a and the definition of EBITDA is on page 4.
Footnote references are to pages 8, 8a and 8b.

Supplemental Information Page 1

ProLogis

Third Quarter 2004
Unaudited Financial Results

Consolidated Statements of Earnings (Loss)
(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2004(1)	2003(2)	2004(1)	2003(2)
Revenues:
Rental income (9)(10)(11)	$135,504	$132,642	$411,089	$411,369
Property management and other property fund fees (see page 11)	12,931	11,012	36,050	32,449
Development management fees and other CDFS income (6)	373	1,014	2,422	1,609

Total revenues	148,808	144,668	449,561	445,427

Expenses:
Rental expenses (9)(11)	34,598	32,206	106,591	103,774
General and administrative (12)	20,678	16,432	60,381	46,671
Depreciation and amortization (11)	42,730	41,310	127,646	123,410
Relocation expenses (4)	2,154	—	2,845	—
Other expenses	1,201	1,307	3,673	3,006

Total expenses	101,361	91,255	301,136	276,861

Gains on certain dispositions of CDFS business assets, net (6)(13):
Net proceeds from dispositions (13)(14)	281,692	209,007	911,732	733,858
Costs of assets disposed of	227,738	183,924	777,132	648,449

Total gains, net	53,954	25,083	134,600	85,409

Operating Income	101,401	78,496	283,025	253,975
Income from unconsolidated property funds (see page 11)	11,576	4,750	30,529	16,056
Loss from other unconsolidated investees, net (15)	(621)	(34,201)	(1,004)	(26,858)
Interest expense (16)	(38,287)	(39,069)	(115,601)	(115,856)
Interest and other income	829	223	2,037	1,199

Earnings before minority interest	74,898	10,199	198,986	128,516
Minority interest	(1,344)	(1,186)	(3,811)	(3,796)

Earnings before certain net gains and net foreign currency gains (expenses/losses)	73,554	9,013	195,175	124,720
Gains (losses) recognized on dispositions of certain non-CDFS business assets, net	—	(216)	6,072	3,374
Gain on partial disposition of investment in property fund (17)	—	—	3,328	—
Foreign currency exchange gains (expenses/losses), net (18)	(1,343)	(1,970)	9,882	(10,741)

Earnings before income taxes	72,211	6,827	214,457	117,353

Income taxes:
Current income tax expense (benefit)	12,180	(727)	18,177	1,869
Deferred income tax expense	2,390	4,380	11,975	9,929

Total income taxes	14,570	3,653	30,152	11,798

Net Earnings from Continuing Operations	57,641	3,174	184,305	105,555
Discontinued Operations:
Income attributable to assets held for sale (7)	3,993	—	10,841	—
Assets disposed of in 2004:
Operating income attributable to assets disposed of (11)	853	126	786	289
Gains (losses) recognized on dispositions, net (11):
Non-CDFS business assets	1,956	—	(887)	—
CDFS business assets	21,669	—	31,133	—

Total discontinued operations	28,471	126	41,873	289

Net Earnings	86,112	3,300	226,178	105,844
Less preferred share dividends	6,354	7,092	19,392	23,450
Less excess of redemption values over carrying values of preferred shares redeemed (3)	—	3,587	4,236	3,587

Net Earnings (Loss) Attributable to Common Shares	$79,758	$(7,379)	$202,550	$78,807

Weighted average Common Shares outstanding — basic	182,213	179,458	181,451	179,023
Weighted average Common Shares outstanding — diluted	192,043	179,458	190,751	181,906
Net Earnings (Loss) per Common Share-Basic:
Continuing operations	$0.28	$(0.04)	$0.89	$0.44
Discontinued operations	0.16	—	0.23	—

Net Earnings Attributable to Common Shares-Basic	$0.44	$(0.04)	$1.12	$0.44

Net Earnings (Loss) per Common Share-Diluted:
Continuing operations	$0.27	$(0.04)	$0.86	$0.43
Discontinued operations	0.15	—	0.22	—

Net Earnings (Loss) Attributable to Common Shares-Diluted	$0.42	$(0.04)	$1.08	$0.43

Calculation of Net Earnings (Loss) per Common Share on a Diluted Basis
(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2004(1)	2003(2)	2004(1)	2003(2)
Basic Net Earnings (Loss) Attributable to Common Shares	$79,758	$(7,379)	$202,550	$78,807
Minority interest	1,344	—	3,811	—

Diluted Net Earnings (Loss) Attributable to Common Shares	$81,102	$(7,379)	$206,361	$78,807

Weighted average Common Shares outstanding — Basic	182,213	179,458	181,451	179,023
Weighted average effect of conversion of partnership units(a)(b)	5,219	—	4,863	—
Weighted average effect of potentially dilutive instruments(a)(c)	4,611	—	4,437	2,883

Weighted average Common Shares outstanding — Diluted	192,043	179,458	190,751	181,906

Diluted Net Earnings (Loss) per Common Share	$0.42	$(0.04)	$1.08	$0.43

(a) All potentially dilutive items are antidilutive when a net loss is recognized for the period.

(b) Weighted average limited partnership units of 4,791,000 for the nine months ended September 30, 2003 were not included in the calculation of diluted net earnings per Common Share as the effect, on an as-converted basis, was antidilutive.

(c) Total weighted average potentially dilutive instruments outstanding were 10,946,392 and 10,255,000 for the three months ended September 30, 2004 and 2003, respectively, and 11,287,185 and 10,525,000 for the nine months ended September 30, 2004 and 2003, respectively.

Footnote references are to pages 8, 8a and 8b.

Supplemental Information Page 2

ProLogis

Third Quarter 2004
Unaudited Financial Results

Consolidated Statements of Funds From Operations
(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2004 (1)	2003 (2)	2004 (1)	2003 (2)
Revenues:
Rental income (9)(10)	$136,406	$133,043	$412,436	$412,406
Property management and other property fund fees (see page 11)	12,931	11,012	36,050	32,449
Development management fees and other CDFS income (6)	373	1,014	2,422	1,609

Total revenues	149,710	145,069	450,908	446,464

Expenses:
Rental expenses (9)	34,644	32,413	106,965	104,319
General and administrative (12)	20,678	16,432	60,381	46,671
Depreciation of non-real estate assets	1,978	1,941	5,962	6,002
Relocation expenses (4)	2,154	—	2,845	—
Other expenses	1,201	1,307	3,673	3,006

Total expenses	60,655	52,093	179,826	159,998

Gains on dispositions of CDFS business assets, net (6)(11)(13):
Net proceeds from dispositions (13)(14)	400,675	209,007	1,144,287	733,858
Cost of assets disposed of	325,052	183,924	978,554	648,449

Total gains, net	75,623	25,083	165,733	85,409

	164,678	118,059	436,815	371,875
Income from unconsolidated property funds (see page 11)	21,951	18,257	56,850	53,625
Income (loss) from other unconsolidated investees, net (15)	467	(30,448)	867	(20,790)
Interest expense (16)	(38,287)	(39,069)	(115,601)	(115,856)
Interest and other income	829	223	2,037	1,199
Gain on partial disposition of investment in property fund (17)	—	—	3,164	—
Foreign currency exchange expenses/losses, net (18)	(459)	(841)	(1,787)	(2,210)
Current income tax expense benefit (expense)	(12,180)	727	(18,177)	(1,869)

	(27,679)	(51,151)	(72,647)	(85,901)

Funds From Operations before assets held for sale	136,999	66,908	364,168	285,974
Funds From Operations attributable to assets held for sale (7)	3,865	—	10,358	—

Funds From Operations	140,864	66,908	374,526	285,974
Less preferred share dividends	6,354	7,092	19,392	23,450
Less excess of redemption values over carrying values of preferred shares redeemed (3)	—	3,587	4,236	3,587
Less minority interest	1,344	1,186	3,811	3,796

Funds From Operations Attributable to Common Shares	$133,166	$55,043	$347,087	$255,141

Weighted average Common Shares outstanding — basic	182,213	179,458	181,451	179,023
Weighted average Common Shares outstanding — diluted	192,043	187,461	190,751	186,697
Funds From Operations per Common Share:
Basic	$0.73	$0.31	$1.91	$1.43

Diluted	$0.70	$0.30	$1.84	$1.39

Calculation of Funds From Operations per Common Share on a Diluted Basis
(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2004 (1)	2003 (2)	2004 (1)	2003 (2)
Basic Funds From Operations Attributable to Common Shares	$133,166	$55,043	$347,087	$255,141
Minority interest	1,344	1,186	3,811	3,796

Diluted Funds From Operations Attributable to Common Shares	$134,510	$56,229	$350,898	$258,937

Weighted average Common Shares outstanding — Basic	182,213	179,458	181,451	179,023
Weighted average limited partnership units as if converted	5,219	4,791	4,863	4,791
Incremental effect of potentially dilutive instruments (a)	4,611	3,212	4,437	2,883

Weighted average Common Shares outstanding — Diluted	192,043	187,461	190,751	186,697

Diluted Funds From Operations per Common Share	$0.70	$0.30	$1.84	$1.39

(a) Total weighted average potentially dilutive instruments outstanding were 10,946,392 and 10,255,000 for the three months ended September 30, 2004 and 2003, respectively, and 11,287,185 and 10,525,000 for the nine months ended September 30, 2004 and 2003, respectively.

See ProLogis’ Consolidated Statements of Earnings (Loss) on Page 2 and the Reconciliations of Net Earnings (Loss) to Funds From Operations on Page 5.

The definition of Funds From Operations is on page 3a.
Footnote references are to pages 8, 8a and 8b.

Supplemental Information Page 3

ProLogis

Third Quarter 2004
Unaudited Financial Results

ProLogis’ Definition of Funds From Operations

ProLogis’ Definition of Funds From Operations

Funds From Operations is a non-GAAP measure that is commonly used in the real estate industry. The most directly comparable GAAP measure to Funds From Operations is Net Earnings. Although NAREIT has published a definition of Funds From Operations, modifications to the NAREIT calculation of Funds From Operations are common among REITs, as companies seek to provide financial measures that meaningfully reflect their business. Funds From Operations, as defined by ProLogis, is presented as a supplemental financial measure. Funds From Operations is not used by ProLogis as, nor should it be considered to be, an alternative to Net Earnings computed under GAAP as an indicator of ProLogis’ operating performance or as an alternative to cash from operating activities computed under GAAP as an indicator of ProLogis’ ability to fund its cash needs.

Funds From Operations is not meant to represent a comprehensive system of financial reporting and does not present, nor does ProLogis intend it to present, a complete picture of its financial condition and operating performance. ProLogis believes that GAAP Net Earnings remains the primary measure of performance and that Funds From Operations is only meaningful when it is used in conjunction with GAAP Net Earnings. Further, ProLogis believes that its consolidated financial statements, prepared in accordance with GAAP, provide the most meaningful picture of its financial condition and its operating performance.

NAREIT’s Funds From Operations measure adjusts GAAP Net Earnings to exclude historical cost depreciation and gains and losses from the sales of previously depreciated properties. ProLogis agrees that these two NAREIT adjustments are useful to investors for the following reasons:

     (a) historical cost accounting for real estate assets in accordance with GAAP assumes, through depreciation charges, that the value of real estate assets diminishes predictably over time. NAREIT stated in its White Paper on Funds From Operations “since real estate asset values have historically risen or fallen with market conditions, many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.” Consequently, NAREIT’s definition of Funds From Operations reflects the fact that real estate, as an asset class, generally appreciates over time and that the depreciation charges required by GAAP do not reflect the underlying economic realities.

     (b) REITs were created as a legal form of organization in order to encourage public ownership of real estate as an asset class through investment in firms that were in the business of long-term ownership and management of real estate. The exclusion, in NAREIT’s definition of Funds From Operations, of gains and losses from the sales of previously depreciated operating real estate assets allows investors and analysts to readily identify the operating results of the long-term assets that form the core of a REIT’s activities and assists in comparing those operating results between periods.

At the same time that NAREIT created and defined its Funds From Operations concept for the REIT industry, it also recognized that “management of each of its member companies has the responsibility and authority to publish financial information that it regards as useful to the financial community.” ProLogis believes that financial analysts, potential investors and shareholders who review its operating results are best served by a defined Funds From Operations measure that includes other adjustments to GAAP Net Earnings in addition to those included in the NAREIT defined measure of Funds From Operations.

The ProLogis Defined Funds From Operations measure excludes the following items from GAAP Net Earnings that are not excluded in the NAREIT Defined Funds From Operations measure: (i) deferred income tax benefits and deferred income tax expenses recognized by ProLogis’ taxable subsidiaries; (ii) certain foreign currency exchange gains and losses resulting from certain debt transactions between ProLogis and its foreign consolidated subsidiaries and its foreign unconsolidated investees; (iii) foreign currency exchange gains and losses from the remeasurement (based on current foreign currency exchange rates) of certain third party debt of ProLogis’ foreign consolidated subsidiaries and its foreign unconsolidated investees; and (iv) mark-to-market adjustments associated with derivative financial instruments utilized to manage ProLogis’ foreign currency risks. Funds From Operations of ProLogis’ unconsolidated investees is calculated on the same basis as ProLogis.

The items that ProLogis excludes from GAAP Net Earnings, while not infrequent or unusual, are subject to significant fluctuations from period to period that cause both positive and negative effects on ProLogis’ results of operations, in inconsistent and unpredictable directions. Most importantly, the economics underlying the items that ProLogis excludes from GAAP Net Earnings are not the primary drivers in management’s decision-making process and capital investment decisions. Period to period fluctuations in these items can be driven by accounting for short-term factors that are not relevant to long-term investment decisions, long-term capital structures or to long-term tax planning and tax structuring decisions. Accordingly, ProLogis believes that investors are best served if the information that is made available to them allows them to align their analysis and evaluation of ProLogis’ operating results along the same lines that ProLogis’ management uses in planning and executing its business strategy.

Real estate is a capital-intensive business. Investors’ analyses of the performance of real estate companies tend to be centered on understanding the asset value created by real estate investment decisions and understanding current operating returns that are being generated by those same investment decisions. The adjustments to GAAP Net Earnings that are included in arriving at the ProLogis Defined Funds From Operations measure are helpful to management in making real estate investment decisions and evaluating its current operating performance. ProLogis believes that these adjustments are also helpful to industry analysts, potential investors and shareholders in their understanding and evaluation of ProLogis’ performance on the key measures of net asset value and current operating returns generated on real estate investments.

While ProLogis believes that its defined Funds From Operations measure is an important supplemental measure, neither NAREIT’s nor ProLogis’ measure of Funds From Operations should be used alone because they exclude significant economic components of GAAP Net Earnings and are, therefore, limited as an analytical tool. Some of these limitations are:

—Depreciation and amortization of real estate assets are economic costs that are excluded from Funds From Operations. Funds From Operations is limited as it does not reflect the cash requirements that may be necessary for future replacements of the real estate assets. Further, the amortization of capital expenditures and leasing costs necessary to maintain the operating performance of distribution properties are not reflected in Funds From Operations.

—Gains or losses from property dispositions represent changes in the value of the disposed properties. Funds From Operations, by excluding these gains and losses, does not capture realized changes in the value of disposed properties arising from changes in market conditions.

—The deferred income tax benefits and expenses that are excluded from ProLogis’ Defined Funds From Operations measure result from the creation of a deferred income tax asset or liability that may have to be settled at some future point. ProLogis’ Defined Funds From Operations measure does not currently reflect any income or expense that may result from such settlement.

—The foreign currency exchange gains and losses that are excluded from ProLogis’ Defined Funds From Operations measure are generally recognized based on movements in foreign currency exchange rates through a specific point in time. The ultimate settlement of ProLogis’ foreign currency-denominated net assets is indefinite as to timing and amount. ProLogis’ Funds From Operations measure is limited in that it does not reflect the current period changes in these net assets that result from periodic foreign currency exchange rate movements.

ProLogis compensates for these limitations by using its Funds From Operations measure only in conjunction with GAAP Net Earnings. To further compensate, ProLogis always reconciles its Funds From Operations measure to GAAP Net Earnings in its financial reports. Additionally, ProLogis provides investors with its complete financial statements prepared under GAAP, its definition of Funds From Operations which includes a discussion of the limitations of using ProLogis’ non-GAAP measure and a reconciliation of ProLogis’ GAAP measure (Net Earnings) to its non-GAAP measure (Funds From Operations as defined by ProLogis) so that investors can appropriately incorporate this ProLogis measure and its limitations into their analyses.

Supplemental Information Page 3a

ProLogis

Third Quarter 2004
Unaudited Financial Results

Consolidated Statements of EBITDA
(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2004 (1)	2003 (2)	2004 (1)	2003 (2)
Revenues:
Rental income (9)(10)	$136,406	$133,043	$412,436	$412,406
Property management and other property fund fees (see page 11)	12,931	11,012	36,050	32,449
Development management fees and other CDFS income (6)	373	1,014	2,422	1,609

	149,710	145,069	450,908	446,464

Expenses:
Rental expenses (9)	34,644	32,413	106,965	104,319
General and administrative (12)	20,678	16,432	60,381	46,671
Relocation expenses (4)	1,491	—	1,917	—
Other expenses	1,201	1,307	3,673	3,006

	58,014	50,152	172,936	153,996

Gains on dispositions of CDFS business assets, net (6)(11)(13)(14)	82,869	30,778	196,139	97,925

	174,565	125,695	474,111	390,393
Income from unconsolidated property funds (see page 11)	34,950	31,507	95,179	91,334
Income from other unconsolidated investees, net (15)	676	9,327	1,586	22,056
Interest and other income	829	223	2,037	1,199
Gain on partial disposition of investment in property fund (17)	—	—	3,164	—
Foreign currency exchange expenses/losses, net (18)	(459)	(841)	(1,787)	(2,210)
EBITDA attributable to assets held for sale (7)	4,559	—	12,291	—

EBITDA before minority interest	215,120	165,911	586,581	502,772
Less minority interest	1,344	1,186	3,811	3,796

EBITDA	$213,776	$164,725	$582,770	$498,976

See ProLogis’ Consolidated Statements of Earnings (Loss) on Page 2 and the Reconciliations of Net Earnings (Loss) to EBITDA on Page 5.

Footnote references are to pages 8, 8a and 8b.

ProLogis’ definition of EBITDA (Earnings before Interest, Taxes, Depreciation and Amortization):

ProLogis believes that EBITDA is a useful supplemental measure in the calculation of Return on Capital measures (see page 10). ProLogis believes that Return on Capital measures are useful in analyzing the financial returns resulting from capital deployment decisions and for comparing returns associated with alternative investment decisions. EBITDA, as computed by ProLogis, does not represent Net Earnings or cash from operating activities that are computed in accordance with GAAP and is not indicative of cash available to fund cash needs, which ProLogis presents in its Consolidated Statements of Cash Flows and includes in its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q that are filed with the Securities and Exchange Commission. Accordingly, the EBITDA measure presented by ProLogis should not be considered as an alternative to Net Earnings as an indicator of ProLogis’ operating performance, or as an alternative to cash flows from operating, investing, or financing activities as a measure of liquidity. The EBITDA measure presented by ProLogis will not be comparable to similarly titled measures of other REITs.

EBITDA generally represents Net Earnings (computed in accordance with GAAP) excluding: (i) interest expense; (ii) income tax expenses and benefits; and (iii) depreciation and amortization expenses. In ProLogis’ computation of EBITDA the following items are also excluded: (i) preferred dividends and charges related to the redemption of preferred shares; (ii) the foreign currency exchange gains and losses that are also excluded in ProLogis’ definition of Funds From Operations (presented on page 3a); (iii) impairment charges; and (iv) gains and losses from the dispositions of non-CDFS business assets. In addition, ProLogis adjusts the gains and losses from the contributions and sales of developed properties recognized as CDFS income to reflect these gains and losses as if no interest cost had been capitalized during the development of the properties (i.e. the gains are larger since capitalized interest is not included in the basis of the assets contributed and sold). EBITDA of ProLogis’ unconsolidated investees is calculated on the same basis as ProLogis.

Supplemental Information Page 4

ProLogis

Third Quarter 2004
Unaudited Financial Results

Reconciliations of Net Earnings (Loss) to Funds From Operations and EBITDA
(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2004 (1)	2003 (2)	2004 (1)	2003 (2)
Reconciliation of Net Earnings (Loss) to Funds From Operations (see page 3a):
Net Earnings (Loss) Attributable to Common Shares (see page 2)	$79,758	$(7,379)	$202,550	$78,807
Add (Deduct) NAREIT Defined Adjustments:
Real estate related depreciation and amortization	40,752	39,369	121,684	117,408
Funds From Operations adjustment to gain on partial disposition of investment in property fund (17)	—	—	(164)	—
(Gains) losses recognized on dispositions of non-CDFS business assets, net	—	216	(6,072)	(3,374)
Reconciling items attributable to discontinued operations:
Assets held for sale-gains on dispositions of non-CDFS business assets, net (7)	—	—	(241)	—
Assets disposed of in 2004-(gains) losses recognized on dispositions of non-CDFS business assets, net (11)	(1,956)	—	887	—
Assets disposed of in 2004-real estate related depreciation and amortization (11)	3	68	187	203

Totals discontinued operations	(1,953)	68	833	203
ProLogis’ share of reconciling items from unconsolidated investees (19):
ProLogis Property Funds (see page 11):
Real estate related depreciation and amortization	11,002	9,847	29,106	27,677
(Gains) losses on dispositions of non-CDFS business assets, net	1	1	(719)	(18)
Other amortization items (20)	(902)	(363)	(2,435)	(2,089)

Totals ProLogis Property Funds	10,101	9,485	25,952	25,570
Temperature-controlled distribution investees (1)(7)(8):
Real estate related depreciation and amortization	59	3,418	194	6,596
Losses on dispositions of non-CDFS business assets, net	720	490	1,368	490

Totals temperature-controlled distribution investees	779	3,908	1,562	7,086
CDFS Joint Ventures:
Real estate related depreciation and amortization	96	—	96	—

Totals NAREIT Defined Adjustments	49,775	53,046	143,891	146,893

Subtotals—NAREIT Defined Funds From Operations	129,533	45,667	346,441	225,700
Add (Deduct) ProLogis Defined Adjustments:
Foreign currency exchange (gains) expenses/losses, net (18)	884	1,129	(11,669)	8,531
Deferred income tax expense	2,390	4,380	11,975	9,929
Reconciling items attributable to discontinued operations:
Assets held for sale-deferred income tax benefit (7)	(128)	—	(242)	—
ProLogis’ share of reconciling items from unconsolidated investees (19):
ProLogis Property Funds (see page 11):
Foreign currency exchange expenses/losses, net (18)	502	4,377	754	12,152
Deferred income tax benefit	(228)	(355)	(385)	(153)

Totals ProLogis Property Funds	274	4,022	369	11,999
Temperature-controlled distribution investees (1)(7)(8):
Foreign currency exchange gains, net (18)	—	(28)	—	(143)
Deferred income tax benefit	—	(127)	—	(875)

Totals temperature-controlled distribution investees	—	(155)	—	(1,018)
CDFS Joint Ventures:
Deferred income tax expense	213	—	213	—

Totals ProLogis Defined Adjustments	3,633	9,376	646	29,441

ProLogis Defined Funds From Operations Attributable to Common Shares (see pages 2, 3 and 3a)	$133,166	$55,043	$347,087	$255,141

Reconciliation of Net Earnings (Loss) to EBITDA (see page 4):
Net Earnings (Loss) Attributable to Common Shares (see page 2)	$79,758	$(7,379)	$202,550	$78,807
Add (Deduct):
NAREIT Defined Adjustments to compute Funds From Operations	49,775	53,046	143,891	146,893
ProLogis Defined Adjustments to compute Funds From Operations	3,633	9,376	646	29,441
Other adjustments to compute ProLogis’ EBITDA measure:
Interest expense	38,287	39,069	115,601	115,856
Depreciation of non-real estate assets	1,978	1,941	5,962	6,002
Depreciation of non-real estate assets included in relocation expenses (4)	663	—	928	—
Current income tax expense (benefit)	12,180	(727)	18,177	1,869
Adjustments to CDFS gains for interest capitalized to disposed assets (see page 4)	7,246	5,695	30,406	12,516
Preferred share dividends	6,354	7,092	19,392	23,450
Excess of redemption values over carrying values of preferred shares redeemed (3)	—	3,587	4,236	3,587
Reconciling items attributable to discontinued operations:
Assets held for sale-current income tax expense (7)	694	—	1,933	—
ProLogis’ share of reconciling items from unconsolidated investees (19):
ProLogis Property Funds (see page 11):
Interest expense	12,278	12,566	36,207	36,499
Current income tax expense	893	738	2,645	1,716
Other amortization items (20)	(172)	(54)	(523)	(506)

Total ProLogis Property Funds	12,999	13,250	38,329	37,709
CDFS Joint Ventures:
Interest expense	—	615	—	1,846
Current income tax expense	—	129	—	387

Total CDFS Joint Ventures	—	744	—	2,233
Temperature-controlled distribution investees (1)(7)(8):
Interest expense	—	13	—	38
Depreciation of non-real estate assets	72	537	237	1,910
Adjustments to carrying value	—	38,286	—	38,286
Current income tax expense	137	195	482	379

Total temperature-controlled distribution investees	209	39,031	719	40,613

ProLogis’ EBITDA measure (see pages 2 and 4)	$213,776	$164,725	$582,770	$498,976

See ProLogis’ Consolidated Statements of Earnings (Loss) on Page 2.

The definition of Funds From Operations is on page 3a and the definition of EBITDA is on page 4.
Footnote references are to pages 8, 8a and 8b.

Supplemental Information Page 5

ProLogis

Third Quarter 2004
Unaudited Financial Results

Consolidated Balance Sheets
(in thousands)

	September 30,	December 31,
	2004 (1)	2003 (2)
Assets:
Investments in real estate assets:
Operating properties (21)	$4,874,785	$4,868,795
Properties under development (including cost of land) (21)	611,697	404,581
Land held for development (21)	472,413	511,163
Other investments (22)	116,965	69,508

	6,075,860	5,854,047
Less accumulated depreciation	953,242	847,221

Net investments in real estate assets	5,122,618	5,006,826
Investments in unconsolidated investees (see page 7):
Investments in ProLogis Property Funds	950,789	548,243
Investments in CDFS Joint Ventures	32,898	12,734
Investment in temperature-controlled distribution investees	3,668	113,830
Investments in other unconsolidated investees	22,229	2,486

Total investments in unconsolidated investees	1,009,584	677,293
Cash and cash equivalents	207,095	331,503
Accounts and notes receivable	102,507	44,906
Other assets	386,282	306,938
Discontinued operations-assets held for sale (1)(7)	164,790	—

Total assets	$6,992,876	$6,367,466

Liabilities and Shareholders’ Equity:
Liabilities:
Lines of credit	$928,975	$699,468
Short-term borrowings (23)	95,000	—
Senior unsecured notes	1,925,415	1,776,789
Secured debt and assessment bonds	494,478	514,412
Construction costs payable	46,162	26,825
Interest payable	40,352	39,807
Accounts payable and accrued expenses	144,159	116,067
Other liabilities	143,020	97,389
Discontinued operations-assets held for sale (1)(7)	57,505	—

Total liabilities	3,875,066	3,270,757

Minority interest	76,490	37,777
Shareholders’ equity:
Series C Preferred Shares at stated liquidation preference of $50.00 per share	100,000	100,000
Series D Preferred Shares at stated liquidation preference of $25.00 per share(24)	—	125,000
Series F Preferred Shares at stated liquidation preference of $25.00 per share	125,000	125,000
Series G Preferred Shares at stated liquidation preference of $25.00 per share	125,000	125,000
Common Shares at $.01 par value per share	1,835	1,802
Additional paid-in capital	3,171,147	3,073,959
Accumulated other comprehensive income (25)	144,438	138,235
Distributions in excess of Net Earnings	(626,100)	(630,064)

Total shareholders’ equity	3,041,320	3,058,932

Total liabilities and shareholders’ equity	$6,992,876	$6,367,466

Footnote references are to pages 8, 8a and 8b.

Supplemental Information Page 6

ProLogis

Third Quarter 2004
Unaudited Financial Results

Selected Balance Sheet Information

Investments in Unconsolidated Investees
(in thousands)

	September 30,	December 31,
	2004 (1)	2003 (2)
ProLogis Property Funds (see page 12):
ProLogis European Properties Fund	$282,053	$267,757
ProLogis California LLC	112,567	117,529
ProLogis North American Properties Fund I	36,481	38,342
ProLogis North American Properties Fund II	5,734	5,853
ProLogis North American Properties Fund III	4,910	5,506
ProLogis North American Properties Fund IV	3,190	3,425
ProLogis North American Properties Fund V	55,991	56,965
ProLogis North American Properties Funds VI-X(26)	308,104	—
ProLogis North American Properties Fund XI(27)	36,141	—
ProLogis North American Properties Fund XII(27)	39,486	—
ProLogis Japan Properties Fund	66,132	52,866

Total investments in ProLogis Property Funds	950,789	548,243
CDFS Joint Ventures(6)(15)(28)(29)	32,898	12,734
Temperature-controlled distribution investees(1)(7)(8)	3,668	113,830
Other unconsolidated investees(28)	22,229	2,486

Total investments in unconsolidated investees	$1,009,584	$677,293

Land Held for Development

	As of September 30, 2004
	Acres	Investment
Land owned:
North America (A)	1,923	$190,261,718
Europe	1,013	282,151,522
Asia	—	—

Total land owned (see page 6)	2,936	$472,413,240

Land controlled (LOI/option):
North America (A)	728
Europe	828
Asia	50

Total land controlled	1,606

Total land held for development	4,542

         COMMENT

(A)	As part of the Keystone Transaction that closed on August 4, 2004, ProLogis directly acquired 14 acres of land in two parcels at a value of $1,759,068. Also as part of the Keystone Transaction, ProLogis obtained control of certain land parcels aggregating 275 acres. See note 21 on page 8b.

         Footnote references are to pages 8, 8a and 8b.

Supplemental Information Page 7

ProLogis

Third Quarter 2004
Unaudited Financial Results

Notes to Consolidated Financial Statements

(1)	ProLogis adopted Interpretation No. 46R, “Consolidation of Variable Interest Entities,” in January 2004. This accounting pronouncement requires that variable interest entities in which ProLogis has a majority variable interest be presented on a consolidated basis rather than under the equity method as of January 1, 2004. Accordingly, ProLogis’ investments in TCL Holding S.A. (formerly Frigoscandia S.A.) are presented on a consolidated basis as of January 1, 2004. This change in reporting method for 2004 does not result in a restatement of the financial information presented for previous periods. This accounting pronouncement does not change the presentation of any of ProLogis’ other investments as these investees are not variable interest entities.

(2)	Certain 2003 amounts included in this Supplemental Information package have been reclassified to conform to the 2004 presentation.

(3)	These charges have been recognized in accordance with FASB-EITF Topic D-42 and represent the excess of the redemption values over the carrying values of ProLogis’ Series E Preferred Shares that were redeemed in July 2003 and ProLogis’ remaining Series D Preferred Shares that were redeemed in January 2004.

(4)	Represents the costs incurred or accrued as of September 30, 2004 associated with ProLogis’ plan to relocate its information technology and corporate accounting functions from El Paso, Texas to Denver, Colorado. Such relocation is expected to occur and costs are expected to be incurred over a period of 9 to 12 months. For the three and nine months ended September 30, 2004, includes $1,047,000 and $1,428,000, respectively, of severance related employee costs, $444,000 and $489,000, respectively, of other costs and $663,000 and $928,000, respectively, of additional depreciation associated with non-real estate assets located in El Paso.

(5)	In December 2003, ProLogis’ Board of Trustees set an annual distribution rate for 2004 of $1.46 per Common Share. The amount of the Common Share distribution may be adjusted at the discretion of the Board during the year.

(6)	The corporate distribution facilities services business (“CDFS business”) segment represents the development of distribution properties with the intent to either contribute the properties to a ProLogis Property Fund in which ProLogis has an ownership interest and acts as manager or sell the properties to a third party, and the acquisition and rehabilitation or acquisition and repositioning of distribution properties with the intent to contribute the properties to a ProLogis Property Fund. This segment’s income also includes fees earned for development activities performed on behalf of customers or third parties and gains or losses from the dispositions of land parcels that no longer fit into ProLogis’ development plans. ProLogis includes the income generated in the CDFS business segment in its computation of Funds From Operations and EBITDA. Further, ProLogis has ownership interests in various unconsolidated joint ventures that engage in CDFS activities in the United Kingdom, the United States and China. See notes 28 and 29 on page 8b.

(7)	TCL Holding S.A. owns a temperature-controlled distribution operating network in Europe, primarily in France. ProLogis presented its investments in TCL Holding S.A. under the equity method in 2003. As a result of adopting Interpretation No. 46R, ProLogis began presenting its investments in TCL Holding S.A. on a consolidated basis in 2004 (see note 1). TCL Holding S.A.’s operations in France were classified as “held for sale” during portions of 2003. However, because ProLogis’ investments were presented under the equity method, ProLogis was not required to reflect the portion of its investments in this unconsolidated investee related to the French operations separately as assets held for sale in 2003. Therefore, the French operations are shown as assets held for sale in ProLogis’ Consolidated Financial Statements only in 2004. See page 13.

(8)	In 2004, represents TCL Holding S.A.’s investment in a temperature-controlled distribution company operating in Austria. While ProLogis’ investments in TCL Holding S.A. were presented under the equity method in 2003, this Austrian investment was not separately presented in ProLogis’ balance sheet. See notes 1 and 7.

(9)	Represents rental income earned and rental expenses incurred while ProLogis owns a property directly. Under the terms of their respective lease agreements, some or all of ProLogis’ rental expenses are recovered from its customers. Amounts recovered are included as a component of rental income. Rental expense amounts also include ProLogis’ direct expenses associated with its management of the ProLogis Property Funds’ operations. For properties that have been contributed to a ProLogis Property Fund, ProLogis recognizes its share of the total operations of the Property Fund under the equity method and presents these amounts below Operating Income in its Consolidated Statements of Earnings (Loss), Funds From Operations and EBITDA.

(10)	Amounts include straight-lined rents of $2,599,000 and $1,545,000 for the three months ended September 30, 2004 and 2003, respectively, and $7,574,000 and $5,271,000 for the nine months ended September 30, 2004 and 2003, respectively, and rental expense recoveries from customers of $24,892,000 and $24,147,000 for the three months ended September 30, 2004 and 2003, respectively, and $77,205,000 and $76,163,000 for the nine months ended September 30, 2004 and 2003, respectively.

(11)	Properties disposed of to third parties are considered to be discontinued operations unless such properties were developed under a pre-sale agreement. Through September 30, 2004, ProLogis sold 15 such properties to third parties (eight of which were CDFS business assets). Accordingly, the operations of these properties during 2004 and the net gain or loss recognized upon disposition are presented as discontinued operations. Amounts attributable to the operations of these properties during 2003 have been reclassified and are presented as discontinued operations in ProLogis’ Consolidated Statements of Earnings (Loss) for that period. These amounts are not presented as discontinued operations in either of ProLogis’ Consolidated Statements of Funds From Operations or EBITDA. The operating amounts that are presented as discontinued operations (other than the net gain or loss recognized upon disposition) are as follows (in thousands):

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2004	2003	2004	2003
Rental income	$902	$401	$1,347	$1,037
Rental expenses	(46)	(207)	(374)	(545)
Depreciation and amortization	(3)	(68)	(187)	(203)

	$853	$126	$786	$289

(12)	For the three and nine months ended September 30, 2004, includes $175,000 and $864,000, respectively, of general and administrative expenses attributable to the operations of TCL Holding S.A. ProLogis began presenting its investments in this entity on a consolidated basis in 2004. In 2003, these investments were presented under the equity method. See note 1.

(Continued)

Supplemental Information Page 8

ProLogis

Third Quarter 2004
Unaudited Financial Results

Notes to Consolidated Financial Statements (Continued)

(13)	When ProLogis contributes properties to a ProLogis Property Fund in which it has an ownership interest, ProLogis does not recognize a portion of the proceeds in its computation of the gain resulting from the contribution. The amount of the proceeds that cannot be recognized is determined based on ProLogis’ continuing ownership interest in the contributed property that arises due to ProLogis’ ownership interest in the Property Fund. ProLogis defers this portion of the proceeds by recognizing a reduction to its investment in the respective Property Fund. ProLogis adjusts its proportionate share of the earnings or losses that it recognizes under the equity method from the Property Fund in later periods to reflect the Property Fund’s depreciation expense as if the depreciation expense was computed on ProLogis’ lower basis in the contributed real estate assets rather than on the Property Fund’s basis in the contributed real estate assets. If a loss is recognized when a property is contributed to a ProLogis Property Fund, the entire loss is recognized. See note 14 for the amount of gross proceeds that have not been recognized as of September 30, 2004.

Gross proceeds deferred related to contributions during the three months ended September 30, 2004 and 2003 were $10,072,000 and $5,712,000, respectively, and for contributions during the nine months ended September 30, 2004 and 2003 were $30,987,000 and $21,064,000, respectively. See page 19.

When a property that ProLogis originally contributed to a ProLogis Property Fund is disposed of to a third party, ProLogis recognizes the amount of the gain that it had previously deferred as a part of its CDFS income during the period that the disposition occurs. Further, during periods when ProLogis’ ownership interest in a ProLogis Property Fund decreases, ProLogis will recognize gains to the extent that previously deferred proceeds are recognized to coincide with ProLogis’ new ownership interest in the ProLogis Property Fund.

ProLogis’ ownership interests in certain of the ProLogis Property Funds decreased during both the three and the nine month periods in 2004 and 2003. The amount of previously deferred proceeds that were recognized as a result of these ownership changes were $864,000 and $4,143,000 for the three and nine months ended September 30, 2004, respectively, and $125,000 and $1,337,000 for the three and nine months ended September 30, 2003, respectively, resulting in the recognition of additional gains of these amounts during the applicable period.

(14)	As of September 30, 2004, the gross proceeds that have not been recognized in computing the gains from the contributions of properties by ProLogis to ProLogis Property Funds (before subsequent amortization) are presented below (in thousands). See note 13.

	Gross Proceeds Not Recognized
	CDFS	Non-CDFS
	Transactions	Transactions	Total
ProLogis European Properties Fund (a)	$74,858	$9,344	$84,202
ProLogis California LLC	5,323	26,129	31,452
ProLogis North American Properties Fund I	8,292	869	9,161
ProLogis North American Properties Fund II	7,366	—	7,366
ProLogis North American Properties Fund III	5,650	337	5,987
ProLogis North American Properties Fund IV	3,805	810	4,615
ProLogis North American Properties Fund V (b)	16,463	871	17,334
ProLogis North American Properties Funds VI-X	2,760	—	2,760
ProLogis Japan Properties Fund	17,223	—	17,223

Totals	$141,740	$38,360	$180,100

(a) In the third quarter of 2004, ProLogis released $0.9 million of previously deferred gains as a result of the decrease in its ownership interest in ProLogis European Properties Fund.

(b) In the second quarter of 2004, ProLogis released $3.3 million of previously deferred gains as a result of the decrease in its ownership interest in ProLogis North American Properties Fund V. See note 17 on page 8b.

(15)	Includes ProLogis’ proportionate shares of the earnings or losses, Funds From Operations and EBITDA of unconsolidated investees recognized under the equity method as follows (in thousands):

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2004	2003	2004	2003
Earnings (losses):
TCL Holding S.A. (a)	$251	$(34,502)	$856	$(27,812)
ProLogis Logistics (b)	(841)	—	(1,571)	—
CDFS Joint Ventures (c)	(31)	301	(31)	902
Insight, Inc.	—	—	(258)	(5)
ProLogis Equipment Services	—	—	—	57

	$(621)	$(34,201)	$(1,004)	$(26,858)

ProLogis Defined Funds From Operations:
TCL Holding S.A. (a)	$310	$(30,749)	$1,050	$(21,744)
ProLogis Logistics (b)	(121)	—	(203)	—
CDFS Joint Ventures (c)	278	301	278	902
Insight, Inc.	—	—	(258)	(5)
ProLogis Equipment Services	—	—	—	57

	$467	$(30,448)	$867	$(20,790)

EBITDA:
TCL Holding S.A. (a)	$519	$8,283	$1,769	$18,869
ProLogis Logistics (b)	(121)	—	(203)	—
CDFS Joint Ventures (c)	278	1,044	278	3,135
Insight, Inc.	—	—	(258)	(5)
ProLogis Equipment Services	—	—	—	57

	$676	$9,327	$1,586	$22,056

(a) See notes 1, 7 and 8 on page 8. During the third quarter of 2003, included in the net loss recognized by ProLogis was a charge of $38,286,000 representing ProLogis’ proportionate share of an impairment charge associated with TCL Holding S.A.’s net assets in the United Kingdom that were held for sale at that time. These assets were ultimately disposed of in December 2003.

(b) Represents expenses of $121,000 and additional losses of $720,000 recognized for the three months ended September 30, 2004 and expenses of $203,000 and additional losses of $1,368,000 recognized for the nine months ended September 30, 2004. The expenses represent adjustments in 2004 to the operating expenses recognized by ProLogis’ United States temperature-controlled distribution company prior to its disposition in October 2002. The additional losses represent adjustments in 2004 to the net gain recognized by ProLogis upon the disposition of this company in October 2002.

(c) See note 6 on page 8. ProLogis has invested in four joint ventures that perform CDFS business activities in the United Kingdom. In November 2003, ProLogis discontinued its participation and significantly reduced its ownership interest in one joint venture that held interests in 11 operating properties. The remaining three joint ventures own no operating properties and engage primarily in development activities. In July 2004, ProLogis invested in a joint venture that performs CDFS business activities in China (see note 29 on page 8b). In August 2004, as part of the Keystone Transaction (see notes 21 and 28 on page 8b). ProLogis acquired an ownership interest in a CDFS joint venture operating in the United States. ProLogis has a 50% ownership interest in all of the CDFS joint ventures.

(Continued)

Supplemental Information Page 8a

ProLogis

Third Quarter 2004
Unaudited Financial Results

Notes to Consolidated Financial Statements (Continued)

(16)	Includes amortization of deferred loan costs of $1,370,000 and $1,547,000 for the three months ended September 30, 2004 and 2003, respectively, and $4,183,000 and $4,471,000 for the nine months ended September 30, 2004 and 2003, respectively. Excludes interest that has been capitalized based on ProLogis’ development activities of $9,985,000 and $9,186,000 for the three months ended September 30, 2004 and 2003, respectively, and $26,671,000 and $28,821,000 for the nine months ended September 30, 2004 and 2003, respectively.

(17)	In June 2004, ProLogis disposed of a portion of its ownership interest in ProLogis North American Properties Fund V. As provided in certain formation agreements, ProLogis exchanged a certain portion of its investment into shares of Macquarie ProLogis Trust, the listed property trust in Australia that has an 85.9% ownership interest in ProLogis North American Properties Fund V. Upon receipt of the shares, they were immediately sold by ProLogis in the public market. Based on its book basis in the interest disposed of, ProLogis recognized a net gain of $3,328,000 on this disposition in its Consolidated Statement of Earnings (Loss) and a net gain of $3,164,000 on this disposition in both its Consolidated Statements of Funds From Operations and EBITDA.

(18)	Foreign currency exchange gains and losses that are recognized as a component of Net Earnings (Loss) computed under GAAP generally result from: (i) remeasurement and/or settlement of certain debt transactions between ProLogis and its foreign consolidated subsidiaries and foreign unconsolidated investees (depending on the type of loan, the currency in which the loan is denominated and the form of ProLogis’ investment); (ii) remeasurement and/or settlement of certain third party debt of ProLogis’ foreign consolidated subsidiaries (depending on the currency in which the loan is denominated); and (iii) mark-to-market adjustments related to derivative financial instruments utilized to manage foreign currency risks. ProLogis generally excludes these types of foreign currency exchange gains and losses from the ProLogis Defined Funds From Operations measure and also from its computation of EBITDA. ProLogis’ definition of Funds From Operations is presented on page 3a and its definition of EBITDA is presented on page 4.

Foreign currency exchange gains and losses that result from transactions (including certain intercompany debt and equity investments) that are settled in a currency other than the reporting company’s functional currency and from the settlement of derivative financial instruments utilized to manage foreign currency risks are included in the ProLogis Defined Funds From Operations measure and in ProLogis’ computation of EBITDA.

(19)	ProLogis reports its investments in the ProLogis Property Funds and certain other investments under the equity method. Until January 1, 2004, ProLogis presented its investments in TCL Holding S.A. under the equity method (see note 1 on page 8). For purposes of calculating Funds From Operations and EBITDA, the Net Earnings (Loss) of each of its unconsolidated investees is adjusted to be consistent with the calculation of these measures by ProLogis. ProLogis’ definition of Funds From Operations is presented on page 3a and ProLogis’ definition of EBITDA is presented on page 4.

(20)	Consists primarily of adjustments to the amounts that ProLogis recognizes under the equity method that are necessary to recognize the amount of the gains that were not recognized at the contribution date due to the deferral of certain proceeds based on ProLogis’ ownership interest in the ProLogis Property Fund acquiring the property. See note 13 on page 8a.

(21)	On May 3, 2004, ProLogis and certain private REIT subsidiaries of established investment funds (all of which are managed by Eaton Vance Management) agreed to acquire Keystone Property Trust, subject to an acquisition agreement between Keystone, ProLogis and the five investment funds. This acquisition was approved by Keystone’s shareholders at the July 30, 2004 shareholders’ meeting. The transaction closed on August 4, 2004. ProLogis acquired certain operating properties, properties under development and land parcels as part of its direct acquisitions in the Keystone Transaction. See notes 26, 27 and 28 and pages 7, 18 and 20.

(22)	Other investments include: (i) funds that are held in escrow pending the completion of tax-deferred exchange transactions; (ii) earnest money deposits associated with potential acquisitions; (iii) costs incurred during the pre-acquisition due diligence process; and (iv) costs incurred during the pre-construction phase related to future development projects.

(23)	In August 2004, ProLogis entered into a credit agreement with U.S. Bank National Association providing for a $95.0 million short-term borrowing arrangement. The amount outstanding at September 30, 2004 has been repaid. The agreement expires on December 16, 2004 but Prologis cannot borrow additional amounts under the agreement.

(24)	On December 11, 2003, ProLogis called for the redemption of all of the remaining 5,000,000 Series D Preferred Shares outstanding at a price of $25.00 per share, plus $0.066 in accrued and unpaid dividends. The redemption of these shares was completed on January 12, 2004 at a total redemption value of $125.3 million. ProLogis recognized a charge of $4.2 million associated with this redemption in January 2004. See note 3 on page 8.

(25)	Accumulated other comprehensive income includes cumulative foreign currency translation adjustments and unrealized gains and losses associated with derivative financial instruments that receive hedge accounting treatment. ProLogis also recognizes its proportionate share of the accumulated other comprehensive income balances of its unconsolidated investees.

(26)	ProLogis has a 20% ownership interest in each of five property funds (referred to by ProLogis as ProLogis North American Properties Funds VI, VII, VIII, IX and X). The remaining 80% ownership interests in each of the five property funds are held by certain private REIT subsidiaries of established investment funds. These property funds acquired operating properties in the Keystone Transaction aggregating 22,509,102 square feet at an aggregate value of $1.38 billion. See notes 21, 27 and 28 and pages 12 and 18.

(27)	ProLogis acquired Keystone’s 20% ownership interest in two property funds as part of its direct acquisitions in the Keystone Transaction. ProLogis refers to these property funds as ProLogis North American Properties Funds XI and XII. See notes 21, 26 and 28 and pages 12 and 18.

(28)	ProLogis acquired Keystone’s 50% ownership interest in a CDFS joint venture (valued at $8.5 million) and a preferred interest in a real estate company (valued at $20.0 million) as part of its direct acquisitions in the Keystone Transaction. See notes 21, 26 and 27.

(29)	ProLogis has a 50% ownership interest in a CDFS joint venture operating in China. This venture acquired four operating properties aggregating 203,000 square feet in the third quarter of 2004.

Supplemental Information Page 8b

ProLogis

Third Quarter 2004
Unaudited Financial Results

Components of Net Asset Value (A)
(in thousands)

Income Items

	3Q 2004	ProLogis'		Pro Rata
	Pro Forma	Ownership		Annualized
	NOI (B)	Interest		Pro Forma NOI
Direct ownership properties (B)	$104,712	100.0%	X4	$418,848

ProLogis Property Funds—North America (B):
ProLogis California LLC	$15,211	50.0%	X4	$30,422
ProLogis North American Properties Fund I	8,521	41.3%	X4	14,077
ProLogis North American Properties Fund II	5,222	20.0%	X4	4,178
ProLogis North American Properties Fund III	3,952	20.0%	X4	3,162
ProLogis North American Properties Fund IV	3,501	20.0%	X4	2,801
ProLogis North American Properties Fund V	25,487	11.5%	X4	11,724
ProLogis North American Properties Funds VI — X	25,028	20.0%	X4	20,022
ProLogis North American Properties Funds XI	3,612	20.0%	X4	2,890
ProLogis North American Properties Funds XII	4,135	20.0%	X4	3,308

Subtotal North America				92,584

ProLogis Japan Properties Fund (B)	11,674	20.0%	X4	9,339

Total Property Funds—North America and Japan				$101,923

	3Q 2004 Actual		Annualized Fees
Fee income (includes all ProLogis Property Funds) (see page 11)	$12,931	X 4	$51,724

		Actual 12 mos.
	3Q 2004 Actual	ended 09/30/04
Income from CDFS business:
Funds From Operations from CDFS business:
Gains on dispositions of CDFS business assets, net	$75,623	$206,852
Development management fees and other CDFS income	373	3,162

	75,996	210,014
Recognition of previously deferred disposition proceeds (see note 13 on page 8a)	(864)	(30,043)
Gross amount of disposition proceeds that have not been recognized in Funds From Operations on current period contributions (see note 13 on page 8a)	10,072	35,856

	$85,204	$215,827

Balance Sheet Items

Investment in ProLogis European Properties Fund (C)	$412,396

Net assets held for sale (discontinued operations) (D)	$107,285

Investments in unconsolidated investees other than ProLogis Property Funds (see page 7):
CDFS Joint Ventures	$32,898
Temperature-controlled distribution investee	3,668
Other unconsolidated investees	22,229

Total investments in unconsolidated investees other than ProLogis Property Funds	$58,795

Investments in land and development projects:
Development projects in process (see pages 6 and 20)	$611,697
Land held for development (see pages 6 and 7)	472,413

Total investments in land and development projects	$1,084,110

Other assets:
Cash and cash equivalents	$207,095
Deposits, prepaid assets and other tangible assets	161,245
Accounts and notes receivable	102,507
ProLogis’ share of other tangible assets of ProLogis Property Funds (E)	22,188

Total other assets	$493,035

Liabilities and preferred equity:
ProLogis’ total liabilities (excluding liabilities associated with assets held for sale-discontinued operations)	$(3,817,561)
ProLogis’ share of third party debt of ProLogis Property Funds (see page 12) (E)	(481,174)
ProLogis’ share of other third party liabilities of ProLogis Property Funds (E)	(20,087)

Total liabilities	(4,318,822)
Preferred Shares	(350,000)

Total liabilities and preferred equity	$(4,668,822)

ProLogis’ Consolidated Balance Sheet is at Page 6.

Net Asset Value Discussion

ProLogis considers Net Asset Value to be a useful tool for management, financial analysts, potential investors and shareholders to estimate the fair value of common shareholder equity. The assessment of the fair value of a particular segment of ProLogis’ business is subjective in that it will involve estimates and can be performed using various methods. Therefore, ProLogis has presented the financial results and investments related to its business segments that it believes are important in calculating its Net Asset Value but has not presented any specific methodology nor provided any guidance on the assumptions or estimates that should be used in the calculation.

Comments are on page 9a.

Supplemental Information Page 9

ProLogis

Third Quarter 2004
Unaudited Financial Results

Comments to Components of Net Asset Value
(in thousands)

Comments relate to page 9.

COMMENTS

(A)	The components of Net Asset Value provided on page 9 do not consider any incentive management fees that ProLogis can earn from ProLogis Property Funds, the potential growth in rental and fee income streams or the franchise value associated with ProLogis’ global operating platform and the ProLogis Operating System®.

(B)	A reconciliation of rental income and rental expenses computed under GAAP to pro forma net operating income (“NOI”) for purposes of the Net Asset Value calculation for ProLogis and the ProLogis Property Funds, excluding ProLogis European Properties Fund, for the three months ended September 30, 2004 follows (amounts in thousands). Because ProLogis’ investment in ProLogis European Properties Fund is subject to periodic third party valuations (see comment C), a separate calculation using pro forma NOI is not necessary.

			ProLogis	ProLogis	ProLogis	ProLogis	ProLogis	ProLogis	ProLogis	ProLogis	ProLogis
		ProLogis	N.A.	N.A.	N.A.	N.A.	N.A.	N.A.	N.A.	N.A.	Japan
		California	Properties	Properties	Properties	Properties	Properties	Properties	Properties	Properties	Properties
	ProLogis	LLC	Fund I	Fund II	Fund III	Fund IV	Fund V	Funds VI - X	Fund XI	Fund XII	Fund
Calculation of Pro Forma NOI (a):
Rental income computed under GAAP (see pages 3 and 11)	$136,406	$18,637	$10,456	$6,826	$5,121	$4,320	$30,546	$19,191	$3,039	$3,498	$10,575
Straight-lined rents (b)	(2,599)	(271)	(214)	(213)	(61)	(107)	(974)	(984)	(78)	(126)	(367)
Net termination fees (c)	(789)	—	—	—	39	—	(468)	—	—	—	—

Adjusted rental income	133,018	18,366	10,242	6,613	5,099	4,213	29,104	18,207	2,961	3,372	10,208

Rental expenses, computed under GAAP (see pages 3 and 11)	(34,644)	(3,316)	(1,817)	(1,444)	(1,214)	(745)	(5,047)	(3,906)	(605)	(727)	(1,072)
Certain fees paid to ProLogis (d)	—	161	96	53	67	33	228	174	—	—	—

Adjusted rental expenses	(34,644)	(3,155)	(1,721)	(1,391)	(1,147)	(712)	(4,819)	(3,732)	(605)	(727)	(1,072)

Adjusted NOI	98,374	15,211	8,521	5,222	3,952	3,501	24,285	14,475	2,356	2,645	9,136
Other adjustments (e)(f)	6,338	—	—	—	—	—	1,202	10,553	1,256	1,490	2,538

Pro Forma NOI	$104,712	$15,211	$8,521	$5,222	$3,952	$3,501	$25,487	$25,028	$3,612	$4,135	$11,674

(a)	Pro forma NOI represents: (i) rental income computed under GAAP for each applicable property, including rental expense recoveries, adjusted to exclude straight-lined rents (see (b) below) and net termination fees (see (c) below); (ii) less rental expenses computed under GAAP for each applicable property adjusted to exclude certain fees paid to ProLogis that have been recognized as rental expenses by the ProLogis Property Funds (see (d) below); (iii) as adjusted to reflect CDFS business assets (completed developments and repositioned acquisitions) at a stabilized yield for the entire period (see (e) below); and (iv) as adjusted to present a full period of operations for those properties that were not stabilized for the entire period (see (f) below).

(b)	Straight-lined rents are removed from rental income computed under GAAP to allow for the calculation of a cash yield, which is common in Net Asset Value calculations.

(c)	Net termination fees generally represent the gross fee negotiated at the time a customer is allowed to terminate its lease agreement offset by that customer’s rent leveling asset or liability, if any, that has been previously recognized under GAAP. Removing the net termination fees from rental income allows for the calculation of pro forma NOI to include only rental income that is indicative of the property’s recurring operating performance. Customer terminations are negotiated under specific circumstances and are not subject to specific provisions or rights allowed under the lease agreements.

(d)	These miscellaneous fees are removed because they represent costs that are specific to the ownership structures of the individual ProLogis Property Fund and are not necessarily indicative of expenses that would be incurred under other structures.

(e)	For ProLogis, the NOI generated by CDFS business assets (completed developments and repositioned acquisitions) is removed and replaced with an NOI measure that is computed by applying each property’s projected yield at the time the property was developed or acquired to the gross book basis of the property at September 30, 2004.

(f)	For ProLogis North American Properties Fund V, ProLogis North American Properties Funds VI — X, ProLogis North American Properties Funds XI — XII and ProLogis Japan Properties Fund, NOI is adjusted to reflect a full period of operations for the properties that were acquired during the three-month period and to remove the NOI for properties disposed of during the three-month period, if any. See page 18.

(C)	At September 30, 2004, the Net Asset Value of ProLogis’ investment in ProLogis European Properties Fund was as follows (in thousands, except per unit amounts):

Number of equity units held by ProLogis on September 30, 2004	31,769
Net Asset Value per unit at December 31, 2003 in euros (g)	10.22

Total Net Asset Value at September 30, 2004 in euros	324,679
Euro to U.S. dollar exchange rate at September 30, 2004	1.2409

Total Net Asset Value at September 30, 2004 in U.S. dollars	$402,894
ProLogis’ share of Funds From Operations since December 31, 2003 (h)	20,975
Less dividends received by ProLogis since December 31, 2003	(23,299)
Net amounts owed to ProLogis	11,826

$412,396

(g)	Based on an independent third party valuation as of December 31, 2003.

(h)	Represents ProLogis’ share of Funds From Operations of ProLogis European Properties Fund since the last net asset valuation (December 31, 2003) excluding management fee income which is paid to ProLogis on a current basis. See page 11.

(D)	The French operations of ProLogis’ temperature-controlled distribution company are held for sale. See notes 1 and 7 on page 8 and page 13.

(E)	Excludes ProLogis European Properties Fund. See comment C.

Supplemental Information Page 9a

ProLogis

Third Quarter 2004
Unaudited Financial Results

Calculations of Return on Capital (A)

(in thousands)

EBITDA

	Third Quarter	Second Quarter	First Quarter	Calendar Year
	2004	2004	2004	2003
EBITDA (see page 4)	$213,776	$201,224	$167,827	$718,643
Disposition proceeds attributable to current period contributions that have been deferred and not recognized in computing the gains that are included in EBITDA (see page 19)	10,072	12,003	8,912	25,933
Adjustment to the amount of the deferred disposition proceeds due to interest capitalization treatment for computing EBITDA (B)	994	3,028	1,337	3,951
Disposition proceeds attributable to prior period contributions that have been recognized in computing the current period gains that are included in EBITDA (see note 13 on page 8a)	(864)	(3,279)	—	(27,116)

	$223,978	$212,976	$178,076	$721,411

Total Book Assets (C)

	September 30,	June 30,	March 31,	Averages	December 31,
	2004	2004	2004	for 2003	2003
Direct investment:
ProLogis’ direct investment in real estate assets, before depreciation (D)	$6,075,860	$5,926,299	$6,100,639	$5,547,257	$5,854,046
ProLogis’ direct other assets, net of direct other liabilities (E)	322,191	451,603	248,466	233,311	404,996
Net assets held for sale (discontinued operations) (F)	107,285	105,710	104,075	—	—

	6,505,336	6,483,612	6,453,180	5,780,568	6,259,042
ProLogis share of Total Book Assets of unconsolidated investees:
ProLogis Property Funds (G)	1,971,704	1,555,322	1,502,352	1,535,608	1,432,781
Investments in CDFS Joint Ventures (H)	39,592	12,098	11,881	73,938	12,734
Investments in temperature-controlled distribution investees (F)	3,668	701	3,092	167,474	113,977
Investments in other unconsolidated investees (D)	22,229	2,229	2,229	2,851	2,486

	2,037,193	1,570,350	1,519,554	1,779,871	1,561,978
Total Book Assets (including ProLogis’ share of Total Book Assets of unconsolidated investees)	$8,542,529	$8,053,962	$7,972,734	$7,560,439	$7,821,020

Total Book Equity Attributable to Common Shareholders (C):
Total Book Assets (C)	$8,542,529	$8,053,962	$7,972,734	$7,560,439	$7,821,020
Less: minority interest (D)	(76,490)	(36,262)	(36,775)	(39,599)	(37,777)
Less: third party debt (D)	(3,443,868)	(3,125,068)	(3,129,072)	(2,879,060)	(2,990,669)
Less: ProLogis’ share of third party debt of unconsolidated investees (see page 21)	(842,742)	(811,712)	(787,401)	(785,539)	(750,638)
Less: preferred shares (D)	(350,000)	(350,000)	(350,000)	(405,000)	(475,000)

Total Book Equity Attributable to Common Shareholders (including ProLogis’ share of Total Book Equity of unconsolidated investees)	$3,829,429	$3,730,920	$3,669,486	$3,451,241	$3,566,936

[Additional columns below]

[Continued from above table, first column(s) repeated]

	September 30,	June 30,	March 31,	December 31,
	2003	2003	2003	2002
Direct investment:
ProLogis’ direct investment in real estate assets, before depreciation (D)	$5,538,063	$5,537,659	$5,410,992	$5,395,527
ProLogis’ direct other assets, net of direct other liabilities (E)	185,718	237,334	182,212	156,293
Net assets held for sale (discontinued operations) (F)	—	—	—	—

	5,723,781	5,774,993	5,593,204	5,551,820
ProLogis share of Total Book Assets of unconsolidated investees:
ProLogis Property Funds (G)	1,670,371	1,656,601	1,490,450	1,427,836
Investments in CDFS Joint Ventures (H)	98,159	88,450	81,652	88,696
Investments in temperature-controlled distribution investees (F)	158,465	200,697	185,576	178,658
Investments in other unconsolidated investees (D)	2,486	2,486	2,486	4,310

	1,929,481	1,948,234	1,760,164	1,699,500
Total Book Assets (including ProLogis’ share of Total Book Assets of unconsolidated investees)	$7,653,262	$7,723,227	$7,353,368	$7,251,320

Total Book Equity Attributable to Common Shareholders (C):
Total Book Assets (C)	$7,653,262	$7,723,227	$7,353,368	$7,251,320
Less: minority interest (D)	(38,716)	(39,296)	(39,739)	(42,467)
Less: third party debt (D)	(2,953,277)	(2,891,073)	(2,828,302)	(2,731,978)
Less: ProLogis’ share of third party debt of unconsolidated investees (see page 21)	(865,555)	(853,686)	(749,133)	(708,685)
Less: preferred shares (D)	(350,000)	(400,000)	(400,000)	(400,000)

Total Book Equity Attributable to Common Shareholders (including ProLogis’ share of Total Book Equity of unconsolidated investees)	$3,445,714	$3,539,172	$3,336,194	$3,368,190

Full Year
Return Calculations	2003
Return on Assets (I):
Average Book Assets	$7,560,439
Less: average direct other assets, net of direct other liabilities	(233,311)
Less: average minority interest	(39,599)

$7,287,529

Adjusted EBITDA for the full year	$721,411

Return on Assets (I)	9.90%

Return on Equity Attributable to Common Shareholders (J):
Average Book Equity Attributable to Common Shareholders (C)	$3,451,241
Less: average direct other assets, net of direct other liabilities	(233,311)

$3,217,930

ProLogis Defined Funds From Operations Attributable to Common Shares for the full year	$400,745
Add back: gains not recognized computed on a Funds From Operations basis, net of recapture amounts recognized (see note 13 on page 8a)	(1,183)
Add back: non-real estate depreciation	7,884
Add back: non-real estate depreciation of temperature-controlled distribution investees	2,089
Add back: adjustment to carrying values of investments in temperature-controlled distribution investees	38,286
Add back: excess of redemption values over the carrying values of preferred shares redeemed	7,823

ProLogis Defined Funds From Operations Attributable to Common Shares, as adjusted	$455,644

Return on Equity Attributable to Common Shareholders (J)	14.16%

Comments are on page 10a.

Supplemental Information Page 10

ProLogis

Third Quarter 2004
Unaudited Financial Results

Comments to Calculations of Return on Capital

Comments relate to page 10.

COMMENTS

(A)	Return on Capital measures are commonly used by management, financial analysts, potential investors and shareholders to analyze financial returns. ProLogis believes that Return on Assets is useful in analyzing the financial returns resulting from capital deployment decisions and for comparing returns associated with alternative investment decisions. ProLogis believes that Return on Equity Attributable to Common Shareholders is useful in assessing the financial returns attributable to holders of common equity resulting from capital deployment and capital structuring decisions and evaluating options, as well as for comparing returns for alternative investment decisions. See comments I and J.

(B)	In computing ProLogis’ EBITDA measure, the gains and losses from the contributions of developed properties recognized as CDFS income are adjusted to reflect these gains and losses as if no interest cost had been capitalized during the development of the properties (i.e. the gains are larger since capitalized interest is not included in the basis of the assets contributed). See page 4. This adjustment also impacts the amount of the proceeds that are deferred and not recognized due to ProLogis’ ownership interest in the Property Fund acquiring the property. See note 13 on page 8a.

(C)	ProLogis’ use of the term “Book Assets” refers to the undepreciated asset base of the company. ProLogis’ use of the term “book equity” refers to the equity of the company with its assets presented on an undepreciated basis.

(D)	Represents ProLogis’ recorded balance sheet amount as of the applicable date. ProLogis’ Consolidated Balance Sheets are at page 6.

(E)	Other assets includes all assets other than real estate, investments in unconsolidated investees and assets held for sale (discontinued operations) and other liabilities includes all liabilities other than third party debt and liabilities associated with assets held for sale (discontinued operations). ProLogis’ Consolidated Balance Sheets are at page 6.

(F)	The French operations of ProLogis’ temperature-controlled distribution company are held for sale. ProLogis began presenting its investments in the temperature-controlled distribution company on a consolidated basis as of January 1, 2004. Prior to that date, these investments were presented under the equity method. See notes 1, 7 and 8 on page 8.

(G)	Represents ProLogis’ share of the total assets, before depreciation, net of liabilities, other than third party debt, of each entity. See page 12.

(H)	Represents ProLogis’ balance sheet investment in the entities plus ProLogis’ share of the entities’ third party debt, if any.

(I)	Return on Assets measures EBITDA, generated by operations and as defined by ProLogis on page 4, against the original capital invested that has generated this EBITDA. ProLogis believes that this EBITDA measure most accurately measures the direct financial return resulting from its capital decisions without including the impacts that financing and capital structure choices would have on the return calculation. While certain components of this measure are provided on an interim basis, ProLogis provides its computation of the actual measure only on a calendar year basis.

(J)	Return on Equity Attributable to Common Shareholders measures Funds From Operations as defined by ProLogis on page 3a and as further adjusted to remove all depreciation and amortization amounts and to reflect gains on contributions of CDFS assets at their gross amount prior to any deferrals of proceeds (see note 13 on page 8a) against the invested shareholder capital to which the Funds From Operations generated is attributable. ProLogis believes that the ProLogis Defined Funds From Operations measure, as adjusted, most accurately measures the return related to the capital invested in common equity. While certain components of this measure are provided on an interim basis, ProLogis provides its computation of the actual measure only on a calendar year basis.

Supplemental Information Page 10a

ProLogis

Third Quarter 2004
Unaudited Financial Results

ProLogis Property Funds — EBITDA, Funds From Operations and Net Earnings
(in thousands)

	ProLogis		ProLogis	ProLogis	ProLogis
	European	ProLogis	N.A.	N.A.	N.A.
	Properties	California	Properties	Properties	Properties
	Fund	LLC	Fund I	Fund II	Fund III
	For the Three Months Ended September 30, 2004 (B)
EBITDA, Funds From Operations and Net Earnings of each Property Fund:
Rental revenues	$79,101	$18,637	$10,456	$6,826	$5,121
Rental expenses:
Property management fees paid to ProLogis (C)	(683)	(588)	(300)	(204)	(209)
Other	(13,794)	(2,728)	(1,517)	(1,240)	(1,005)

Total rental expenses	(14,477)	(3,316)	(1,817)	(1,444)	(1,214)

Net operating income from properties	64,624	15,321	8,639	5,382	3,907

Other income (expense)	(615)	4	(6)	(15)	(22)
Gains on dispositions of CDFS business assets, net	650	—	—	—	—
Asset management and other fees paid to ProLogis (C)	(5,547)	(8)	(168)	(294)	(263)

EBITDA of the Property Fund (D)	59,112	15,317	8,465	5,073	3,622
Current income tax benefit (expense)	(4,241)	(3)	—	—	(3)
Third party interest expense	(22,383)	(5,315)	(4,619)	(2,838)	(2,702)

Funds From Operations of the Property Fund (E)	32,488	9,999	3,846	2,235	917
Real estate related depreciation and amortization	(19,551)	(4,459)	(2,503)	(1,334)	(1,214)
Losses on other dispositions, net	—	—	—	—	(1)
Foreign currency exchange losses, net	(2,267)	—	—	—	—
Deferred income tax benefit (expense)	(628)	—	—	—	—

Net Earnings (Loss) of the Property Fund (F)	$10,042	$5,540	$1,343	$901	$(298)

ProLogis’ share of EBITDA, Funds From Operations and Net Earnings (Loss) of each Property Fund recognized under the equity method (see pages 2, 3, 4 and 5):
ProLogis’ average ownership interest for the three-month period (G)	22.0%	50.0%	41.3%	20.0%	20.0%

ProLogis’ share of the Property Fund’s EBITDA	13,009	7,659	3,495	1,015	724
Fees paid to ProLogis (H)	6,182	767	580	524	559
Other (I)	1	(107)	(25)	(4)	(4)

EBITDA recognized by ProLogis (D)	$19,192	$8,319	$4,050	$1,535	$1,279

ProLogis’ share of the Property Fund’s Funds From Operations	7,149	5,000	1,588	447	183
Fees paid to ProLogis (H)	6,182	767	580	524	559
Other (I)	2	(58)	(24)	(3)	(4)

Funds From Operations recognized by ProLogis (E)	$13,333	$5,709	$2,144	$968	$738

ProLogis’ share of the Property Fund’s Net Earnings (Loss)	2,206	2,770	554	180	(60)
Fees paid to ProLogis (H)	6,182	767	580	524	559
Other (I)	384	210	50	39	32

Net Earnings recognized by ProLogis (F)	$8,772	$3,747	$1,184	$743	$531

	For the Three Months Ended September 30, 2003 (J)
EBITDA recognized by ProLogis, including fees (D)	$21,174	$8,042	$4,309	$1,434	$1,493

Funds From Operations recognized by ProLogis, including fees (E)	$14,693	$5,398	$2,455	$866	$953

Net Earnings recognized by ProLogis, including fees (F)	$5,696	$3,383	$1,311	$501	$673

[Additional columns below]

[Continued from above table, first column(s) repeated]

	ProLogis	ProLogis	ProLogis	ProLogis	ProLogis
	N.A.	N.A.	N.A.	N.A.	N.A.
	Properties	Properties	Properties	Properties	Properties
	Fund IV	Fund V	Funds VI-X(A)	Fund XI(A)	Fund XII(A)
	For the Three Months Ended September 30, 2004 (B)
EBITDA, Funds From Operations and Net Earnings of each Property Fund:
Rental revenues	$4,320	$30,546	$19,191	$3,039	$3,498
Rental expenses:
Property management fees paid to ProLogis (C)	(108)	(806)	(519)	(90)	(82)
Other	(637)	(4,241)	(3,387)	(515)	(645)

Total rental expenses	(745)	(5,047)	(3,906)	(605)	(727)

Net operating income from properties	3,575	25,499	15,285	2,434	2,771

Other income (expense)	(19)	77	12	(78)	(38)
Gains on dispositions of CDFS business assets, net	—	—	—	—	—
Asset management and other fees paid to ProLogis (C)	(181)	(65)	(578)	—	—

EBITDA of the Property Fund (D)	3,375	25,511	14,719	2,356	2,733
Current income tax benefit (expense)	(5)	313	—	—	—
Third party interest expense	(1,761)	(6,614)	—	(432)	(567)

Funds From Operations of the Property Fund (E)	1,609	19,210	14,719	1,924	2,166
Real estate related depreciation and amortization	(1,006)	(6,915)	(5,123)	(1,209)	(1,280)
Losses on other dispositions, net	—	—	—	—	—
Foreign currency exchange losses, net	—	—	—	—	—
Deferred income tax benefit (expense)	—	2,784	—	—	—

Net Earnings (Loss) of the Property Fund (F)	$603	$15,079	$9,596	$715	$886

ProLogis’ share of EBITDA, Funds From Operations and Net Earnings (Loss) of each Property Fund recognized under the equity method (see pages 2, 3, 4 and 5):
ProLogis’ average ownership interest for the three-month period (G)	20.0%	12.3%	20.0%	20.0%	20.0%

ProLogis’ share of the Property Fund’s EBITDA	675	3,039	2,944	471	547
Fees paid to ProLogis (H)	323	1,989	1,096	90	82
Other (I)	(4)	(330)	—	—	—

EBITDA recognized by ProLogis (D)	$994	$4,698	$4,040	$561	$629

ProLogis’ share of the Property Fund’s Funds From Operations	322	2,312	2,944	385	433
Fees paid to ProLogis (H)	323	1,989	1,096	90	82
Other (I)	(4)	(209)	—	—	—

Funds From Operations recognized by ProLogis (E)	$641	$4,092	$4,040	$475	$515

ProLogis’ share of the Property Fund’s Net Earnings (Loss)	121	1,857	1,919	143	177
Fees paid to ProLogis (H)	323	1,989	1,096	90	82
Other (I)	25	(221)	20	—	—

Net Earnings recognized by ProLogis (F)	$469	$3,625	$3,035	$233	$259

	For the Three Months Ended September 30, 2003 (J)
EBITDA recognized by ProLogis, including fees (D)	$996	$4,203	$—	$—	$—

Funds From Operations recognized by ProLogis, including fees (E)	$643	$3,478	$—	$—	$—

Net Earnings recognized by ProLogis, including fees (F)	$410	$3,090	$—	$—	$—

[Additional columns below]

[Continued from above table, first column(s) repeated]

	ProLogis
	Japan		ProLogis'
	Properties		Share of the
	Fund	Total	Property Funds
	For the Three Months Ended September 30, 2004 (B)
EBITDA, Funds From Operations and Net Earnings of each Property Fund:
Rental revenues	$10,575	$191,310	45,178
Rental expenses:
Property management fees paid to ProLogis (C)	—	(3,589)	(906)
Other	(1,072)	(30,781)	(7,212)

Total rental expenses	(1,072)	(34,370)	(8,118)

Net operating income from properties	9,503	156,940	37,060

Other income (expense)	(244)	(944)	(207)
Gains on dispositions of CDFS business assets, net	—	650	143
Asset management and other fees paid to ProLogis (C)	(740)	(7,844)	(1,714)

EBITDA of the Property Fund (D)	8,519	148,802	35,282
Current income tax benefit (expense)	(3)	(3,942)	(893)
Third party interest expense	(1,777)	(49,008)	(12,278)

Funds From Operations of the Property Fund (E)	6,739	95,852	22,111
Real estate related depreciation and amortization	(1,904)	(46,498)	(11,002)
Losses on other dispositions, net	—	(1)	(1)
Foreign currency exchange losses, net	—	(2,267)	(502)
Deferred income tax benefit (expense)	—	2,156	228

Net Earnings (Loss) of the Property Fund (F)	$4,835	$49,242	$10,834

ProLogis’ share of EBITDA, Funds From Operations and Net Earnings (Loss) of each Property Fund recognized under the equity method (see pages 2, 3, 4 and 5):
ProLogis’ average ownership interest for the three-month period (G)	20.0%	23.1%

ProLogis’ share of the Property Fund’s EBITDA	1,704	35,282
Fees paid to ProLogis (H)	739	12,931
Other (I)	141	(332)

EBITDA recognized by ProLogis (D)	$2,584	$47,881

ProLogis’ share of the Property Fund’s Funds From Operations	1,348	22,111
Fees paid to ProLogis (H)	739	12,931
Other (I)	140	(160)

Funds From Operations recognized by ProLogis (E)	$2,227	$34,882

ProLogis’ share of the Property Fund’s Net Earnings (Loss)	967	10,834
Fees paid to ProLogis (H)	739	12,931
Other (I)	203	742

Net Earnings recognized by ProLogis (F)	$1,909	$24,507

For the Three Months Ended September 30, 2003 (B)
EBITDA recognized by ProLogis, including fees (D)	$868	$42,519

Funds From Operations recognized by ProLogis, including fees (E)	$783	$29,269

Net Earnings recognized by ProLogis, including fees (F)	$698	$15,762

COMMENTS

(A)	See notes 26 and 27 on page 8b.

(B)	All ProLogis Property Funds were operating throughout the period with the exception of ProLogis North American Properties Funds XI and XII, which were acquired by ProLogis on August 4, 2004.

(C)	These fees are paid to ProLogis on a current basis.

(D)	EBITDA is a supplemental measure that is used to calculate Return on Capital measures (see page 10). See ProLogis’ Consolidated Statements of Earnings (Loss) on page 2, ProLogis’ Consolidated Statements of EBITDA on page 4 and the Reconciliations of Net Earnings (Loss) to EBITDA on page 5. ProLogis’ definition of EBITDA is presented on page 4.

(E)	Funds From Operations is a supplemental measure used by ProLogis. See ProLogis’ Consolidated Statements of Earnings (Loss) on page 2, ProLogis’ Consolidated Statements of Funds From Operations on page 3 and the Reconciliations of Net Earnings (Loss) to Funds From Operations on page 5. ProLogis’ definition of Funds From Operations is presented on page 3a.

(F)	See ProLogis’ Consolidated Statements of Earnings (Loss) on page 2.

(G)	The average ownership is weighted based on each entity’s contribution to the total Funds From Operations for the period presented.

(H)	In addition to the property and asset management fees earned by ProLogis and expensed by the ProLogis Property Funds, ProLogis earns other fees for leasing, development and other activities performed on behalf of the ProLogis Property Funds. Certain of these fees are capitalized by the ProLogis Property Funds (primarily leasing and development fees). ProLogis defers an amount of the leasing and development fees it earns in an amount proportionate to its ownership interest in the ProLogis Property Fund. The deferred fees are recognized as income by ProLogis in future periods by reducing the amount of the capitalized fees that the ProLogis Property Fund includes in amortization or depreciation expense when ProLogis recognizes its share of the earnings and/or loss of the Property Fund under the equity method. For Funds From Operations and EBITDA, the deferred fees are not recognized unless the underlying asset is sold to a third party by the ProLogis Property Fund.

(I)	Consists primarily of adjustments to the amounts that ProLogis recognizes under the equity method that are necessary to recognize the amount of the gains that were not recognized at the contribution date due to the deferral of certain proceeds based on ProLogis’ ownership interest in the ProLogis Property Fund acquiring the property. See comment H and note 13 on page 8a.

(J)	All ProLogis Property Funds were operating throughout the period with the exception of ProLogis North American Properties Funds VI — XII which were formed in 2004.

Supplemental Information Page 11

ProLogis

Third Quarter 2004
Unaudited Financial Results

ProLogis Property Funds — EBITDA, Funds From Operations and Net Earnings
(in thousands)

	ProLogis		ProLogis	ProLogis
	European	ProLogis	N.A.	N.A.
	Properties	California	Properties	Properties
	Fund	LLC	Fund I	Fund II
	For the Nine Months Ended September 30, 2004 (B)
EBITDA, Funds From Operations and Net Earnings of each Property Fund:
Rental revenues	$221,703	$55,910	$32,458	$20,214
Rental expenses:
Property management fees paid to ProLogis (C)	(2,187)	(1,877)	(998)	(608)
Other	(30,799)	(8,481)	(5,209)	(3,946)

Total rental expenses	(32,986)	(10,358)	(6,207)	(4,554)

Net operating income from properties	188,717	45,552	26,251	15,660

Other income (expense)	(2,725)	(14)	(76)	(66)
Gains on dispositions of CDFS business assets, net	1,758	—	—	—
Asset management and other fees paid to ProLogis (C)	(16,104)	(11)	(489)	(886)

EBITDA of the Property Fund (D)	171,646	45,527	25,686	14,708
Current income tax expense	(11,725)	(9)	(28)	(5)
Third party interest expense	(65,438)	(16,000)	(13,856)	(8,513)

Funds From Operations of the Property Fund (E)	94,483	29,518	11,802	6,190
Real estate related depreciation and amortization	(56,757)	(13,351)	(7,438)	(3,973)
Gains on other dispositions, net	—	1,431	—	—
Foreign currency exchange expenses/losses, net	(3,395)	—	—	—
Deferred income tax benefit	78	—	—	—

Net Earnings of the Property Fund (F)	$34,409	$17,598	$4,364	$2,217

ProLogis’ share of EBITDA, Funds From Operations and Net Earnings of each Property Fund recognized under the equity method (see pages 2, 3, 4 and 5):
ProLogis’ average ownership interest for the nine-month period (G)	22.2%	50.0%	41.3%	20.0%

ProLogis’ share of the Property Fund’s EBITDA	38,105	22,764	10,608	2,942
Fees paid to ProLogis (H)	18,517	2,599	1,791	1,717
Other (I)	(32)	(334)	(65)	(9)

EBITDA recognized by ProLogis (D)	$56,590	$25,029	$12,334	$4,650

ProLogis’ share of the Property Fund’s Funds From Operations	20,975	14,759	4,874	1,238
Fees paid to ProLogis (H)	18,517	2,599	1,791	1,717
Other (I)	(31)	(185)	(65)	(8)

Funds From Operations recognized by ProLogis (E)	$39,461	$17,173	$6,600	$2,947

ProLogis’ share of the Property Fund’s Net Earnings	7,640	8,799	1,802	443
Fees paid to ProLogis (H)	18,517	2,599	1,791	1,717
Other (I)	921	632	150	116

Net Earnings recognized by ProLogis (F)	$27,078	$12,030	$3,743	$2,276

	For the Nine Months Ended September 30, 2003(B)
EBITDA recognized by ProLogis, including fees (D)	$60,665	$24,336	$12,811	$4,216

Funds From Operations recognized by ProLogis, including fees (E)	$42,931	$16,349	$7,203	$2,507

Net Earnings recognized by ProLogis, including fees (F)	$17,747	$10,668	$4,248	$1,744

[Additional columns below]

[Continued from above table, first column(s) repeated]

	ProLogis	ProLogis	ProLogis	ProLogis	ProLogis
	N.A.	N.A.	N.A.	N.A.	N.A.
	Properties	Properties	Properties	Properties	Properties
	Fund III	Fund IV	Fund V	Funds VI - X (A)	Fund XI (A)
	For the Nine Months Ended September 30, 2004 (B)
EBITDA, Funds From Operations and Net Earnings of each Property Fund:
Rental revenues	$17,323	$12,806	$83,619	$19,226	$3,039
Rental expenses:
Property management fees paid to ProLogis (C)	(661)	(313)	(2,323)	(519)	(90)
Other	(3,275)	(1,962)	(14,666)	(3,391)	(515)

Total rental expenses	(3,936)	(2,275)	(16,989)	(3,910)	(605)

Net operating income from properties	13,387	10,531	66,630	15,316	2,434

Other income (expense)	(69)	(68)	175	10	(78)
Gains on dispositions of CDFS business assets, net	—	—	—	—	—
Asset management and other fees paid to ProLogis (C)	(788)	(542)	(240)	(578)	—

EBITDA of the Property Fund (D)	12,530	9,921	66,565	14,748	2,356
Current income tax expense	(10)	(14)	(66)	—	—
Third party interest expense	(8,103)	(5,281)	(19,356)	—	(432)

Funds From Operations of the Property Fund (E)	4,417	4,626	47,143	14,748	1,924
Real estate related depreciation and amortization	(3,579)	(2,626)	(18,158)	(5,123)	(1,209)
Gains on other dispositions, net	19	—	—	—	—
Foreign currency exchange expenses/losses, net	—	—	—	—	—
Deferred income tax benefit	—	—	2,784	—	—

Net Earnings of the Property Fund (F)	$857	$2,000	$31,769	$9,625	$715

ProLogis’ share of EBITDA, Funds From Operations and Net Earnings of each Property Fund recognized under the equity method (see pages 2, 3, 4 and 5):
ProLogis’ average ownership interest for the nine-month period (G)	20.0%	20.0%	13.2%	20.0%	20.0%

ProLogis’ share of the Property Fund’s EBITDA	2,506	1,984	8,787	2,950	471
Fees paid to ProLogis (H)	1,662	937	5,638	1,096	90
Other (I)	(12)	(9)	(655)	—	—

EBITDA recognized by ProLogis (D)	$4,156	$2,912	$13,770	$4,046	$561

ProLogis’ share of the Property Fund’s Funds From Operations	883	925	6,224	2,950	385
Fees paid to ProLogis (H)	1,662	937	5,638	1,096	90
Other (I)	(12)	(9)	(282)	—	—

Funds From Operations recognized by ProLogis (E)	$2,533	$1,853	$11,580	$4,046	$475

ProLogis’ share of the Property Fund’s Net Earnings	171	400	4,194	1,925	143
Fees paid to ProLogis (H)	1,662	937	5,638	1,096	90
Other (I)	96	75	(311)	20	—

Net Earnings recognized by ProLogis (F)	$1,929	$1,412	$9,521	$3,041	$233

	For the Nine Months Ended September 30, 2003(B)
EBITDA recognized by ProLogis, including fees (D)	$4,420	$2,922	$12,888	$—	$—

Funds From Operations recognized by ProLogis, including fees (E)	$2,790	$1,860	$11,076	$—	$—

Net Earnings recognized by ProLogis, including fees (F)	$2,134	$1,247	$9,500	$—	$—

[Additional columns below]

[Continued from above table, first column(s) repeated]

	ProLogis	ProLogis
	N.A.	Japan		ProLogis'
	Properties	Properties		Share of the
	Fund XII (A)	Fund	Total	Property Funds
	For the Nine Months Ended September 30, 2004 (B)
EBITDA, Funds From Operations and Net Earnings of each Property Fund:
Rental revenues	$3,498	$25,990	$495,786	$122,036
Rental expenses:
Property management fees paid to ProLogis (C)	(82)	—	(9,658)	(2,597)
Other	(645)	(2,366)	(75,255)	(18,385)

Total rental expenses	(727)	(2,366)	(84,913)	(20,982)

Net operating income from properties	2,771	23,624	410,873	101,054

Other income (expense)	(38)	(164)	(3,113)	(715)
Gains on dispositions of CDFS business assets, net	—	—	1,758	390
Asset management and other fees paid to ProLogis (C)	—	(1,921)	(21,559)	(4,757)

EBITDA of the Property Fund (D)	2,733	21,539	387,959	95,972
Current income tax expense	—	(54)	(11,911)	(2,645)
Third party interest expense	(567)	(4,117)	(141,663)	(36,207)

Funds From Operations of the Property Fund (E)	2,166	17,368	234,385	57,120
Real estate related depreciation and amortization	(1,280)	(4,018)	(117,512)	(29,106)
Gains on other dispositions, net	—	—	1,450	719
Foreign currency exchange expenses/losses, net	—	—	(3,395)	(754)
Deferred income tax benefit	—	—	2,862	385

Net Earnings of the Property Fund (F)	$886	$13,350	$117,790	$28,364

ProLogis’ share of EBITDA, Funds From Operations and Net Earnings of each Property Fund recognized under the equity method (see pages 2, 3, 4 and 5):
ProLogis’ average ownership interest for the nine-month period (G)	20.0%	20.0%	24.4%

ProLogis’ share of the Property Fund’s EBITDA	547	4,308	95,972
Fees paid to ProLogis (H)	82	1,921	36,050
Other (I)	—	323	(793)

EBITDA recognized by ProLogis (D)	$629	$6,552	$131,229

ProLogis’ share of the Property Fund’s Funds From Operations	433	3,474	57,120
Fees paid to ProLogis (H)	82	1,921	36,050
Other (I)	—	322	(270)

Funds From Operations recognized by ProLogis (E)	$515	$5,717	$92,900

ProLogis’ share of the Property Fund’s Net Earnings	177	2,670	28,364
Fees paid to ProLogis (H)	82	1,921	36,050
Other (I)	—	466	2,165

Net Earnings recognized by ProLogis (F)	$259	$5,057	$66,579

	For the Nine Months Ended September 30, 2003(B)
EBITDA recognized by ProLogis, including fees (D)	$—	$1,525	$123,783

Funds From Operations recognized by ProLogis, including fees (E)	$—	$1,358	$86,074

Net Earnings recognized by ProLogis, including fees (F)	$—	$1,217	$48,505

COMMENTS

(A)	See notes 26 and 27 on page 8b.

(B)	All ProLogis Property Funds were operating throughout the period with the exception of ProLogis North American Properties Funds VI through X which began operations on June 30, 2004 and ProLogis North American Properties Funds XI and XII which were acquired by ProLogis on August 4, 2004.

(C)	These fees are paid to ProLogis on a current basis.

(D)	EBITDA is a supplemental measure that is used to calculate Return on Capital measures (see page 10). See ProLogis’ Consolidated Statements of Earnings (Loss) on page 2, ProLogis’ Consolidated Statements of EBITDA on page 4 and the Reconciliations of Net Earnings (Loss) to EBITDA on page 5. ProLogis’ definition of EBITDA is presented on page 4.

(E)	Funds From Operations is a supplemental measure used by ProLogis. See ProLogis’ Consolidated Statements of Earnings (Loss) on page 2, ProLogis’ Consolidated Statements of Funds From Operations on page 3 and the Reconciliations of Net Earnings (Loss) to Funds From Operations on page 5. ProLogis’ definition of Funds From Operations is presented on page 3a.

(F)	See ProLogis’ Consolidated Statements of Earnings (Loss) on page 2.

(G)	The average ownership is weighted based on each entity’s contribution to the total Funds From Operations for the period presented.

(H)	In addition to the property and asset management fees earned by ProLogis and expensed by the ProLogis Property Funds, ProLogis earns other fees for leasing, development and other activities performed on behalf of the ProLogis Property Funds. Certain of these fees are capitalized by the ProLogis Property Funds (primarily leasing and development fees). ProLogis defers an amount of the leasing and development fees it earns in an amount proportionate to its ownership interest in the ProLogis Property Fund. The deferred fees are recognized as income by ProLogis in future periods by reducing the amount of the capitalized fees that the ProLogis Property Fund includes in amortization or depreciation expense when ProLogis recognizes its share of the earnings of the Property Fund under the equity method. For Funds From Operations and EBITDA, the deferred fees are not recognized unless the underlying asset is sold to a third party by the ProLogis Property Fund.

(I)	Consists primarily of adjustments to the amounts that ProLogis recognizes under the equity method that are necessary to recognize the amount of the gains that were not recognized at the contribution date due to the deferral of certain proceeds based on ProLogis’ ownership interest in the ProLogis Property Fund acquiring the property. See comment H and note 13 on page 8a.

Supplemental Information Page 11a

ProLogis

Third Quarter 2004
Unaudited Financial Results

ProLogis Property Funds — Balance Sheets
(in thousands)

	ProLogis		ProLogis	ProLogis	ProLogis	ProLogis
	European	ProLogis	N.A.	N.A.	N.A.	N.A.
	Properties	California	Properties	Properties	Properties	Properties
Selected Balance Sheet Items of the ProLogis Property Funds	Fund	LLC	Fund I	Fund II	Fund III	Fund IV
Operating properties, before depreciation	$3,309,924	$623,683	$376,438	$235,309	$209,425	$141,645

Other assets, net of other liabilities	$46,141	$9,559	$3,147	$3,739	$3,068	$4,459

Total assets, before depreciation, net of other liabilities	$3,356,065	$633,242	$379,585	$239,048	$212,493	$146,104

Third party debt (B)	$1,642,937	$283,494	$242,304	$165,000	$150,278	$103,182

ProLogis’ ownership interest as of September 30, 2004	21.6%	50.0%	41.3%	20.0%	20.0%	20.0%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	ProLogis	ProLogis	ProLogis	ProLogis	ProLogis
	N.A.	N.A.	N.A.	N.A.	Japan
Selected Balance Sheet Items	Properties	Properties	Properties	Properties	Properties
of the ProLogis Property Funds	Fund V	Funds VI -X (A)	Fund XI (A)	Fund XII (A)	Fund	Total
Operating properties, before depreciation	$1,105,629	$1,507,392	$227,218	$269,180	$685,855	$8,691,698

Other assets, net of other liabilities	$30,324	$52,494	$11,302	$9,969	$(147,215)	$26,987

Total assets, before depreciation, net of other liabilities	$1,135,953	$1,559,886	$238,520	$279,149	$538,640	$8,718,685

Third party debt (B)	$551,200	$14,409	$51,319	$80,823	$314,818	$3,599,764

ProLogis’ ownership interest as of September 30, 2004	11.5%	20.0%	20.0%	20.0%	20.0%	21.4%	(C)

	ProLogis		ProLogis	ProLogis	ProLogis	ProLogis
	European	ProLogis	N.A.	N.A.	N.A.	N.A.
	Properties	California	Properties	Properties	Properties	Properties
ProLogis' Share of the ProLogis Property Funds' Balances	Fund	LLC	Fund I	Fund II	Fund III	Fund IV
ProLogis’ Balance Sheet Investment (see page 7)	$282,053	$112,567	$36,481	$5,734	$4,910	$3,190
Add (Deduct):
ProLogis’ share of third-party debt	354,874	141,747	100,072	33,000	30,056	20,636
ProLogis’ share of depreciation and amortization	40,916	33,154	14,941	3,084	2,543	1,537
Gross proceeds not recognized on a cumulative basis (before amortization) (D)	84,202	31,452	9,161	7,366	5,987	4,615
Other (E)	(37.135)	(2,299)	(3,886)	(1,374)	(997)	(757)

ProLogis’ share of total assets, before depreciation, net of other liabilities	$724,910	$316,621	$156,769	$47,810	$42,499	$29,221

[Additional columns below]

[Continued from above table, first column(s) repeated]

	ProLogis	ProLogis	ProLogis	ProLogis	ProLogis
	N.A.	N.A.	N.A.	N.A.	Japan
	Properties	Properties	Properties	Properties	Properties
ProLogis' Share of the ProLogis Property Funds' Balances	Fund V	Funds VI -X(A)	Fund XI(A)	Fund XII(A)	Fund	Total
ProLogis’ Balance Sheet Investment (see page 7)	$55,991	$308,104	$36,141	$39,486	$66,132	$950,789
Add (Deduct):
ProLogis’ share of third-party debt	63,388	2,882	10,264	16,165	62,964	836,048
ProLogis’ share of depreciation and amortization	3,485	804	241	256	947	101,908
Gross proceeds not recognized on a cumulative basis (before amortization) (D)	17,334	2,760	—	—	17,223	180,100
Other (E)	(9,563)	(2,573)	1,058	(77)	(39,538)	(97,141)

ProLogis’ share of total assets, before depreciation, net of other liabilities	$130,635	$311,977	$47,704	$55,830	$107,728	$1,971,704

COMMENTS

(A)	See notes 26 and 27 on page 8b.

(B)	ProLogis North American Properties Funds VI through X intend to issue secured debt of approximately $915 million on a combined basis. Proceeds from these financing transactions will be treated as a return of capital to the equity holders in each property fund.

(C)	The average ownership is weighted based on each entity’s contribution to total assets, before depreciation, net of other liabilities.

(D)	See note 14 on page 8a.

(E)	Generally consists of: (i) intercompany balances; (ii) additional basis in the investments that have been recorded directly by ProLogis; (iii) adjustments necessary to reflect ProLogis’ share of the retained earnings of the property fund based on ProLogis’ ownership at the time the earnings were recognized for those property funds (applicable when ProLogis’ ownership has varied over time); and (iv) ProLogis’ proportionate share of the accumulated other comprehensive income of ProLogis European Properties Fund (cumulative foreign currency translation adjustments and hedge accounting adjustments) and ProLogis Japan Properties Fund (cumulative foreign currency translation adjustments). See note 25 on page 8b.

Supplemental Information Page 12

ProLogis

Third Quarter 2004
Unaudited Financial Results

Discontinued Operations – Assets Held for Sale (A)
(in thousands)

September 30, 2004
Assets:
Plant, property and equipment (B)	$227,882
Accumulated depreciation (C)	(148,798)

Net plant, property and equipment	79,084
Cash	30,946
Accounts receivable	29,260
Other assets	25,500

Total assets	164,790
Liabilities:
Third party debt	237
Accounts payable	15,986
Deferred tax liability	13,038
Other liabilities	28,244

Total liabilities	57,505

Net Assets Held For Sale	$107,285

EBITDA, Funds From Operations and Net Earnings (C)

	Three Months	Nine Months
	Ended September 30,	Ended September 30,
	2004	2004
Operating income	$26,730	$74,935
Operating expenses	(20,183)	(56,840)
Other income, net	171	492
General and administrative expenses	(2,159)	(6,296)

EBITDA	4,559	12,291
Current income tax expense	(694)	(1,933)

Funds From Operations	3,865	10,358
Gain on the disposition of non-CDFS assets, net	—	241
Deferred income tax benefit	128	242

Net Earnings	$3,993	$10,841

COMMENTS

(A)	The French operations of ProLogis’ temperature-controlled distribution investee (TCL Holding S.A.) are held for sale. ProLogis began presenting its investments in this entity on a consolidated basis as of January 1, 2004. Prior to that date, these investments were presented under the equity method. See notes 1 and 7 on page 8.

(B)	As of September 30, 2004, these assets, all located in France, aggregated 62.8 million cubic feet.

(C)	The property, plant and equipment that are held for sale are not being depreciated.

Supplemental Information Page 13

ProLogis

Third Quarter 2004
Unaudited Financial Results

Leased and Physical Occupancy Analysis

By Ownership

			09/30/04		12/31/03 (A)
	Square Feet	Current
		Investment	Leased	Occupied	Leased	Occupied
Stabilized Portfolio (B):
Direct Investment:
North America	124,413,189	$4,404,871,002	88.46%	87.75%	87.78%	87.17%
Europe	4,673,968	303,268,292	53.03%	44.56%	44.97%	44.97%

Total Direct Investment—Stabilized	129,087,157	4,708,139,294	87.18%	86.19%	85.98%	85.40%
ProLogis Property Funds (C):
ProLogis California LLC	13,003,562	623,683,029	99.17%	98.86%	97.05%	96.06%
ProLogis North American Properties Fund I	9,406,069	376,438,115	90.48%	90.12%	91.29%	91.29%
ProLogis North American Properties Fund II	4,476,668	235,308,769	95.18%	95.18%	90.85%	90.07%
ProLogis North American Properties Fund III	4,380,489	209,424,899	88.15%	86.82%	95.53%	95.43%
ProLogis North American Properties Fund IV	3,474,903	141,645,411	97.34%	96.89%	95.96%	95.96%
ProLogis North American Properties Fund V	26,722,493	1,105,628,952	98.78%	96.74%	99.31%	98.70%
ProLogis North American Properties Fund VI-X (D)	25,462,598	1,507,391,884	86.09%	82.99%	—	—
ProLogis North American Properties Fund XI (E)	4,314,961	227,217,853	92.77%	92.77%	—	—
ProLogis North American Properties Fund XII (E)	3,363,810	269,180,445	97.56%	97.56%	—	—
ProLogis European Properties Fund	45,239,626	3,309,924,408	96.09%	95.29%	95.15%	94.56%
ProLogis Japan Properties Fund	3,892,960	685,854,620	98.40%	98.35%	98.37%	98.37%

Total ProLogis Property Funds	143,738,139	8,691,698,385	94.49%	93.20%	95.82%	95.27%

Total Stabilized Portfolio	272,825,296	$13,399,837,679	91.03%	89.89%	90.21%	89.64%

Total Operating Portfolio (F):
Direct Investment:
North America	126,627,557	$4,479,028,618	87.82%	87.06%	86.99%	86.34%
Europe	5,704,468	395,756,011	47.96%	41.01%	35.92%	35.92%

Total Direct Investment—Total Portfolio	132,332,025	4,874,784,629	86.10%	85.08%	84.11%	83.50%
ProLogis Property Funds (C):
ProLogis California LLC	13,003,562	623,683,029	99.17%	98.86%	97.05%	96.06%
ProLogis North American Properties Fund I	9,406,069	376,438,115	90.48%	90.12%	91.29%	91.29%
ProLogis North American Properties Fund II	4,476,668	235,308,769	95.18%	95.18%	90.85%	90.07%
ProLogis North American Properties Fund III	4,380,489	209,424,899	88.15%	86.82%	95.53%	95.43%
ProLogis North American Properties Fund IV	3,474,903	141,645,411	97.34%	96.89%	95.96%	95.96%
ProLogis North American Properties Fund V	26,722,493	1,105,628,952	98.78%	96.74%	99.31%	98.70%
ProLogis North American Properties Fund VI-X (D)	25,462,598	1,507,391,884	86.09%	82.99%	—	—
ProLogis North American Properties Fund XI (E)	4,314,961	227,217,853	92.77%	92.77%	—	—
ProLogis North American Properties Fund XII (E)	3,363,810	269,180,445	97.56%	97.56%	—	—
ProLogis European Properties Fund	45,239,626	3,309,924,408	96.09%	95.29%	95.15%	94.56%
ProLogis Japan Properties Fund	3,892,960	685,854,620	98.40%	98.35%	98.37%	98.37%

Total ProLogis Property Funds	143,738,139	8,691,698,385	94.49%	93.20%	95.82%	95.27%

Total Operating Portfolio	276,070,164	$13,566,483,014	90.47%	89.31%	89.05%	88.46%

COMMENTS

(A)	The stabilized portfolio at 12/31/03 consisted of 226,392,718 square feet. Total operating portfolio at 12/31/03 consisted of 230,360,309 square feet.

(B)	ProLogis defines its stabilized properties as those properties where the capital improvements, repositioning efforts, new management and new marketing programs for acquisitions or developments, and marketing programs in the case of newly developed properties, have been in effect for a sufficient period of time, generally 12 months. A property enters the stabilized pool at the earlier of 12 months or when it becomes substantially leased, defined as 93% or more.

(C)	The investment amount represents the property fund’s basis in the real estate.

(D)	These property funds were formed in the second quarter to acquire operating properties in the Keystone Transaction which closed on August 4, 2004 (see note 26 on page 8b). In June 2004, ProLogis contributed a total of 21 operating properties aggregating 2,953,496 square feet to these property funds.

(E)	ProLogis acquired a 20% interest in these property funds as a result of the Keystone Transaction (see note 27 on page 8b). Previously, these interests were held directly by Keystone.

(F)	The total operating portfolio consists of both stabilized properties and prestabilized properties. Prestable properties are development or acquisition properties that have been completed or held for less than 12 months and are not substantially leased (generally 93%).

Supplemental Information Page 14

ProLogis

Third Quarter 2004
Unaudited Financial Results

Leased and Physical Occupancy Analysis (Continued)

By Geographic Area and Asset Classification

	Square	Current	09/30/04
	Feet	Investment	Leased	Occupied
Stabilized Portfolio (B):
North America:
Direct Investment
Operating properties	113,369,669	$4,027,495,286	89.74%	89.05%
CDFS properties — repositioned acquisitions	5,606,144	179,289,233	80.64%	79.74%
CDFS properties — completed developments	5,437,376	198,086,483	69.89%	68.99%

Total Direct Investment — North America	124,413,189	4,404,871,002	88.46%	87.75%
ProLogis Property Funds (C)	94,605,553	4,695,919,357	93.56%	92.00%

Total North America Stabilized Properties	219,018,742	9,100,790,359	90.66%	89.59%

Europe:
Direct Investment
Operating properties	984,219	48,621,566	99.18%	99.18%
CDFS properties — repositioned acquisitions	373,119	16,357,008	48.24%	48.24%
CDFS properties — completed developments	3,316,630	238,289,718	39.87%	27.94%

Total Direct Investment — Europe	4,673,968	303,268,292	53.03%	44.56%
ProLogis Property Funds (C)	45,239,626	3,309,924,408	96.09%	95.29%

Total Europe Stabilized Properties	49,913,594	3,613,192,700	92.06%	90.54%

Asia
Direct Investment	—	—	—	—
ProLogis Property Funds (C)	3,892,960	685,854,620	98.40%	98.35%

Total Asia Stabilized Properties	3,892,960	685,854,620	98.40%	98.35%

Total Stabilized Portfolio	272,825,296	$13,399,837,679	91.03%	89.89%

Total Operating Portfolio (F):
North America:
Total North America Stabilized Properties	219,018,742	$9,100,790,359	90.66%	89.59%
Prestabilized Properties
Operating properties	528,035	30,193,212	40.23%	40.23%
CDFS properties — repositioned acquisitions	721,611	18,374,888	60.95%	49.86%
CDFS properties — completed developments	964,722	25,589,516	51.71%	51.13%

Total Prestabilized Properties — North America	2,214,368	74,157,616	51.98%	48.12%

Total North America Operating Portfolio	221,233,110	9,174,947,975	90.28%	89.17%

Europe:
Total Europe Stabilized Properties	49,913,594	3,613,192,700	92.06%	90.54%
Prestabilized Properties
CDFS properties — repositioned acquisitions	356,654	18,905,861	72.04%	72.04%
CDFS properties — completed developments	673,846	73,581,858	0.00%	0.00%

Total Prestabilized Properties — Europe	1,030,500	92,487,719	24.93%	24.93%

Total Europe Operating Portfolio	50,944,094	3,705,680,419	90.70%	89.21%

Asia
Total Asia Stabilized Properties	3,892,960	685,854,620	98.40%	98.35%

Total Asia Operating Portfolio	3,892,960	685,854,620	98.40%	98.35%

Total Operating Portfolio	276,070,164	$13,566,483,014	90.47%	89.31%

Comments are on page 14.

Supplemental Information Page 14a

ProLogis

Third Quarter 2004
Unaudited Financial Results

Lease Expirations

Total Operating Portfolio – Lease Expirations (A)

	Direct Investment			ProLogis Property Funds
			Percentage of			Percentage of
	Occupied	Annual Base	Total Annual	Occupied	Annual Base	Total Annual
	Square Footage	Rents (B)	Base Rents	Square Footage	Rents (B)	Base Rents
2004 (C)	10,461,094	$36,355,860	7.79%	4,108,476	$16,169,352	2.29%
2005	22,970,168	99,582,048	21.35%	14,983,923	68,818,044	9.73%
2006	20,092,495	84,715,788	18.16%	16,302,172	74,770,416	10.57%
2007	15,750,277	62,026,428	13.30%	13,154,260	67,208,868	9.51%
2008	14,544,154	63,169,572	13.54%	11,965,558	56,804,832	8.03%
2009	13,697,130	53,943,480	11.56%	11,887,029	67,533,912	9.55%
2010	4,114,499	17,508,924	3.75%	8,920,091	46,414,680	6.56%
2011	2,455,874	9,994,452	2.14%	10,923,469	55,965,072	7.91%
2012	2,190,106	12,384,504	2.65%	9,776,566	55,063,668	7.79%
2013	2,548,633	9,763,200	2.09%	9,949,466	52,014,864	7.36%
2014	2,547,037	10,706,940	2.30%	7,310,250	43,332,288	6.13%
Thereafter	1,211,318	6,381,780	1.37%	14,688,137	102,984,552	14.57%

Totals	112,582,785	$466,532,976	100.00%	133,969,397	$707,080,548	100.00%

Top 25 Customers

Total Operating Portfolio – By Annualized Base Rent (D)(E)

		Percentage of
		Annualized		Number
Rank	Customer Name	Base Rent (F)		of Leases
1	TPG N.V. (TNT Automotive)	2.20%		18
2	Deutsche Post AG (DHL)	2.16%		40
3	Unilever	1.75%		8
4	Exel Logistics	1.51%		29
5	NYK Line (Nippon Yusen Kaisha)	1.38%		14
6	Nippon Express Group	1.23%		11
7	Sears Roebuck and Co.	1.15%		20
8	Altria Group, Inc. (Kraft)	1.14%		10
9	FM Logistic	0.81%		6
10	Home Depot, Inc.	0.79%		10
11	General Electric Company, Inc.	0.78%		20
12	ID Logistics France	0.71%		8
13	Royal Ahold (Koninklijke Ahold NV)	0.69%		7
14	NOL Group (Neptune Orient Lines)	0.59%		4
15	Goodyear Tire & Rubber Co.	0.57%		4
16	Electrolux North America, Inc.	0.54%		8
17	Geodis Logistics	0.53%		7
18	Amazon.com, Inc.	0.53%		2
19	Brandt Appliances SAS	0.51%		3
20	PSA (Peugeot)	0.46%		6
21	FedEx Corporation	0.43%		14
22	Gillette (UK) Ltd.	0.41%		2
23	Williams-Sonoma, Inc.	0.41%		2
24	EGL, Inc. (Eagle Global Logistics)	0.41%		9
25	Ryohin Keikaku Co. Ltd.	0.39%		1

	Total	22.08	%(G)	263

COMMENTS

(A)	Assumes customers do not exercise renewal options.

(B)	Represents annualized base rents at lease expiration. As of September 30, 2004, the average base rent per square foot is $3.91 (Direct Investment) and $5.23 (ProLogis Property Funds).

(C)	Includes amounts leased on a month-to-month basis of 3,256,431 square feet (Direct Investment) and 925,481 square feet (ProLogis Property Funds).

(D)	Includes customers leasing space in properties owned directly by ProLogis and in properties owned by ProLogis Property Funds.

(E)	As of September 30, 2004, ProLogis (including ProLogis Property Funds) had 486 Global 1000 Customers (targeted 1,000 largest users of distribution space). These customers lease 140,727,779 square feet of distribution space representing 50.8% of the total operating portfolio as of September 30, 2004.

(F)	Percentage is based on the annualized collected base rents as of September 30, 2004.

(G)	The Top 25 customers when considering only the annualized collected base rents in ProLogis’ Direct Investment properties was 15.97% of ProLogis’ total annualized collected base rents as of September 30, 2004.

Supplemental Information Page 15

ProLogis

Third Quarter 2004
Unaudited Financial Results

Leasing Activity (A)

	Total Leasing Activity (B)		Turnover Costs (C)		Rent Growth (D)		Weighted Average
	No. of	Square	Square		Square		Tenant
	Leases	Feet	Feet	Cost	Feet	Growth	Retention
First Quarter	377	15,696,963	12,062,980	$1.25	11,909,798	-5.5%	60.7%
Second Quarter	420	15,813,493	12,986,146	$1.01	12,351,064	-7.0%	72.7%
Third Quarter	381	15,830,636	11,436,891	$1.10	10,805,146	-3.4%	57.7%

Year to Date	1,178	47,341,092	36,486,017	$1.12	35,066,008	-5.4%	63.7%

Actual Capital Expenditures
For the Nine Months Ended September 30, 2004

					ProLogis’
					Ownership	ProLogis’
	Recurring			Total	Percentage at	Share of
	Capital	Tenant	Leasing	Capital	September 30,	Actual Capital
	Maintenance	Improvements	Commissions	Expenditures	2004	Expenditures
ProLogis	$16,848,071	$22,080,157	$9,822,835	$48,751,063	100.0%	$48,751,063
ProLogis European Properties Fund	7,297,458	1,647,505	81,024	9,025,987	21.6%	1,949,613
ProLogis California LLC	1,200,742	1,035,759	1,689,434	3,925,935	50.0%	1,962,968
ProLogis North American Properties Fund I	269,393	890,867	1,019,734	2,179,994	41.3%	900,338
ProLogis North American Properties Fund II	93,056	1,083,567	556,716	1,733,339	20.0%	346,668
ProLogis North American Properties Fund III	287,316	903,532	541,378	1,732,226	20.0%	346,445
ProLogis North American Properties Fund IV	185,646	99,030	104,861	389,537	20.0%	77,907
ProLogis North American Properties Fund V	1,146,526	716,270	564,951	2,427,747	11.5%	279,191

	$27,328,208	$28,456,687	$14,380,933	$70,165,828		$54,614,193

COMMENTS

(A)	Represents leasing activity for distribution space in properties that are directly owned by ProLogis and properties that are owned by the ProLogis Property Funds.

(B)	Represents all leases signed during the period, including leases for space in properties that are under development.

(C)	Represents the square feet and associated costs that will be incurred to prepare a space for a new tenant, except for space that is being leased for the first time (i.e., in a new development property). Includes the square feet for a lease renewal with the same tenant and associated costs, if any. Includes square feet and costs associated with leasing activity for space in properties acquired, if the space was vacant at the date of acquisition. The amount provided is the total turnover costs expected to be incurred on the leases signed during the period and does not represent actual turnover expenditures for the period.

(D)	Represents the leasing activity and associated rent growth for space that has been previously leased by ProLogis and/or the ProLogis Property Funds. Excludes leasing activity and rent growth for space in properties acquired, if the space was vacant at the date of acquisition.

Supplemental Information Page 16

ProLogis

Third Quarter 2004
Unaudited Financial Results

Same Store Sales Analysis (A)

		Percentage Change in
					Adjusted
	Square Footage		Rental	Net	Net
	of Same Store	Rental	Expenses	Operating	Operating	Average	Rent
	Sales Population	Income(B)	(C)	Income (D)	Income (E)	Occupancy	Growth (F)
First Quarter	207,223,354	+0.71%	+0.77%	+0.70%	+0.77%	+0.67%	-6.20%

Second Quarter	206,730,254	-0.66%	+2.64%	-1.56%	-1.72%	+1.06%	-6.80%

Third Quarter	206,706,725	+0.98%	+2.10%	+0.67%	+0.80%	+0.76%	-3.70%

Year to Date		+0.39%	+1.64%	+0.04%	+0.05%	+0.93%	-5.60%

COMMENTS

(A)	A key component of ProLogis’ evaluation of the operating performance of its properties, its management personnel and its individual markets is a “same store” analysis. ProLogis defines its same store portfolio of properties each quarter as those properties that have been in operation throughout the full quarter in both the current year and the prior year. Accordingly, when a property is disposed of to a third party it will be removed from the population for the current quarter and the corresponding quarter of the prior year but previously presented quarterly information will not be changed. Same store statistics allow management to evaluate the actual operating performance of its operating portfolio as a consistent population from period to period and eliminates the effects of changes in the composition of the portfolio on performance measures.

The percentage change presented is the weighted average of the measure computed separately for ProLogis and each of the ProLogis Property Funds with the weighting based on each entity’s proportionate share of the combined component on which the change is computed. In order to derive an appropriate measure of period-to-period operating performance, the percentage change computation removes the effects of foreign currency exchange rate movements by computing each property’s components in that property’s functional currency.

(B)	Rental income computed under GAAP includes the amount of rental expenses that are recovered from customers under the terms of their respective lease agreements. In computing the percentage change in rental income for the same store analysis, rental income is adjusted to remove the net termination fees recognized for each period. Net termination fees generally represent the gross fee negotiated at the time a customer is allowed to terminate its lease agreement offset by that customer’s rent leveling asset or liability that has been previously recognized under GAAP, if any. Removing the net termination fees for the same store calculation allows ProLogis’ management to evaluate the growth or decline in each property’s rental income without regard to items that are not indicative of the property’s recurring operating performance. Customer terminations are negotiated under specific circumstances and are not subject to specific provisions or rights allowed under the lease agreements.

Net termination fees removed from rental income were $1,002,233 and $302,040 for the three months ended September 30, 2004 and 2003, respectively. Net termination fees removed from rental income were $3,388,957 and $5,308,046 for the nine months ended September 30, 2004 and 2003, respectively.

(C)	Rental expenses computed under GAAP represent gross property operating expenses. In computing the percentage change in rental expenses for the same store analysis, rental expenses include property management expenses for ProLogis’ direct owned properties based on the property management fee that has been computed as provided in the individual agreements under which ProLogis’ wholly owned management company provides property management services to each property (generally the fee is based on a percentage of revenues). In ProLogis’ Consolidated Statements of Earnings (Loss), Funds From Operations and EBITDA, the net profit or loss of the management company is recognized as part of ProLogis’ rental expenses reported under GAAP.

(D)	In computing the percentage change in net operating income, ProLogis computes net operating income as the weighted difference between the rental income balance that is computed as described in comment B and the rental expenses balance that is computed as described in comment C.

(E)	To derive adjusted net operating income, ProLogis adjusts the net operating income balance that is computed as described in comment D to exclude the amount of straight-lined rents recognized in each period. The straight-lined rents removed from rental income were $3,173,188 and $3,365,712 for the three months ended September 30, 2004 and 2003, respectively. The straight-lined rents removed from rental income were $9,838,178 and $9,900,867 for the nine months ended September 30, 2004 and 2003, respectively.

(F)	Represents the weighted average rent growth associated with leasing activity for space that has been previously leased by ProLogis and/or the ProLogis Property Funds. Excludes leasing activity and rent growth for space in properties acquired, if the space was vacant at the date of acquisition.

Supplemental Information Page 17

ProLogis

Third Quarter 2004
Unaudited Financial Results

Acquisitions and Dispositions

	Three Months Ended
	September 30,	June 30,	March 31,	Year
	2004	2004	2004	to Date
Acquisitions From Third Parties:
Operating Properties Acquired by ProLogis (A):
Square feet	2,904,022	—	$2,841,944	$5,745,966
Total expected investment of assets acquired	$143,230,451	$—	136,301,912	279,532,363
Percentage leased at period end	89.13%	—	81.98%	85.59%
Operating Properties Acquired by ProLogis Property Funds (B):
Square feet	23,698,159	2,403,344	$607,922	$26,709,425
Total expected investment of assets acquired	$1,485,262,074	$83,121,442	75,789,132	1,644,172,648
Percentage leased at period end	85.68%	100.00%	87.36%	87.01%
Investments in Property Funds Acquired by ProLogis (C):
Square feet	7,678,771	—	—	7,678,771
Total expected investment of assets acquired	$496,398,298	$—	$—	$496,398,298
Percentage leased at period end	94.87%	—	—	94.87%
Dispositions:
Direct Dispositions by ProLogis:
CDFS completed developments:
Contributions to ProLogis Property Funds:
Square feet	2,542,321	2,544,495	2,352,764	7,439,580

Net sales proceeds	$199,290,814	$321,427,079	$136,069,876	$656,787,769
Dispositions to Third Parties:
Square feet	886,552	351,069	728,995	1,966,616

Net sales proceeds	$118,982,633	$43,942,013	$64,622,950	$227,547,596
CDFS repositioned acquisitions:
Contributions to ProLogis Property Funds:
Square feet	401,280	3,310,858	559,196	4,271,334

Net sales proceeds	$16,162,722	$138,446,648	$15,848,660	$170,458,030
Dispositions to Third Parties:
Square feet	—	41,732	100,000	141,732

Net sales proceeds	$—	$2,373,193	$3,526,537	$5,899,730
Land dispositions:

Net sales proceeds	$75,446,528	$22,117,107	$7,003,630	$104,567,265
Total CDFS assets (see page 19):
Square feet	3,830,153	6,248,154	3,740,955	13,819,262
Net sales proceeds	$409,882,697	$528,306,040	$227,071,653	$1,165,260,390
Percentage of CDFS proceeds generated by contributions to ProLogis Property Funds	52.0%	87.0%	66.9%	71.0%
Non-CDFS assets:
Contributions to ProLogis Property Funds:
Square feet	—	369,830	—	369,830

Net sales proceeds	$—	$17,552,636	$—	$17,552,636
Dispositions to Third Parties:
Square feet	119,929	77,990	128,509	326,428

Net sales proceeds	$2,971,776	$2,151,447	$4,501,837	$9,625,060
Total all dispositions:
Square feet	3,950,082	6,695,974	3,869,464	14,515,520
Net sales proceeds	$412,854,473	$548,010,123	$231,573,490	$1,192,438,086
Direct Dispositions by ProLogis Property Funds (D):
Square feet	—	160,080	111,136	271,216
Total expected investment of assets disposed	$—	$10,588,799	$5,858,358	$16,447,157

COMMENTS

(A)	Of the direct acquisition, all were made in ProLogis’ CDFS business segment with the exception of the operating properties acquired directly by ProLogis in the third quarter of 2004 as part of the Keystone Transaction (2,329,880 square feet at a total expected investment of $126,587,998). See note 21 on page 8b.

(B)	Represents acquisitions of operating properties by ProLogis Property Funds from other than ProLogis as follows:

First Quarter:

ProLogis California—2 properties; 257,400 square feet; total expected investment of $13,256,167
ProLogis Japan Properties Fund—1 property; 350,522 square feet; total expected investment of $62,532,965

Second Quarter:

ProLogis North American Properties Fund V—6 properties; 2,236,739 square feet; total expected investment of $73,585,824
ProLogis European Properties Fund—1 property; 166,605 square feet; total expected investment of $9,535,618

Third Quarter:

ProLogis North American Properties Fund V—1 property; 467,853 square feet; total expected investment of $25,149,351
ProLogis Japan Properties Fund—4 properties; 721,204 square feet; total expected investment of $76,402,708
Keystone Transaction (See note 26 on page 8b):
ProLogis North American Properties Fund VI — 17 properties; 7,590,869 square feet; total expected investment of $464,922,652
ProLogis North American Properties Fund VII — 25 properties; 5,483,781 square feet; total expected investment of $362,785,415
ProLogis North American Properties Fund VIII — 20 properties; 2,643,582 square feet; total expected investment of $171,683,626
ProLogis North American Properties Fund IX — 18 properties; 3,253,535 square feet; total expected investment of $186,919,147
ProLogis North American Properties Fund X — 24 properties; 3,537,335 square feet; total expected investment of $197,399,175

(C)	As part of the Keystone Transaction that closed on August 4, 2004, ProLogis acquired a 20% ownership interest in two property funds (see note 27 on page 8b). The operating properties owned by these property funds are as follows:

ProLogis North American Properties Fund XI — 14 properties; 4,314,961 square feet; total expected investment of $227,217,853
ProLogis North American Properties Fund XII — 12 properties; 3,363,810 square feet; total expected investment of $269,180,445

(D)	Represents one disposition by ProLogis California in each quarter.

Supplemental Information Page 18

ProLogis

Third Quarter 2004
Unaudited Financial Results

CDFS Business Summary

CDFS Leasing Activity

	Three Months Ended
	September 30,	June 30,	March 31,	Year
	2004	2004	2004	to Date
Square feet of leases signed on CDFS properties (A)	4,639,023	3,657,031	4,683,702	12,979,756
Square feet of leases signed on CDFS properties to repeat ProLogis customers	2,045,431	1,660,880	3,056,389	6,762,700
Percentage to repeat ProLogis customers	44.1%	45.4%	65.3%	52.1%

Proceeds from 2004 CDFS Dispositions/Contributions by Market/Region

	Three Months Ended				Percentage
	September 30,	June 30,	March 31,	Year	of Total
	2004	2004	2004	to Date	Proceeds
North America:
Atlanta, Georgia	$—	$11,379,016	$—	$11,379,016	0.98%
Birmingham, Alabama	—	—	11,500,030	11,500,030	0.99%
Charlotte, North Carolina	—	45,950,984	—	45,950,984	3.94%
Chicago, Illinois	—	—	892,358	892,358	0.08%
Cincinnati, Ohio	—	18,685,042	3,088,090	21,773,132	1.87%
Columbus, Ohio	—	18,458,229	11,859,758	30,317,987	2.60%
Dallas/Fort Worth, Texas	—	4,517,557	1,027,124	5,544,681	0.48%
Denver, Colorado	—	—	4,692,899	4,692,899	0.40%
El Paso, Texas	—	11,084,319	7,180,718	18,265,037	1.57%
Fort Lauderdale, Florida	—	14,427,664	—	14,427,664	1.24%
Houston, Texas	16,162,722	253,598	3,988,902	20,405,222	1.75%
Indianapolis, Indiana	—	—	3,508,948	3,508,948	0.30%
Juarez, Mexico	—	2,445,731	—	2,445,731	0.21%
Los Angeles/Orange County, California	26,648,340	—	—	26,648,340	2.29%
Memphis, Tennessee	—	—	3,526,537	3,526,537	0.30%
Nashville, Tennessee	—	12,100,883	—	12,100,883	1.04%
Reynosa, Mexico	—	5,789,775	—	5,789,775	0.50%
San Antonio, Texas	—	9,431,733	5,783,786	15,215,519	1.31%
San Francisco (East Bay), California	—	10,136,975	—	10,136,975	0.87%
Tampa, Florida	543,910	—	—	543,910	0.05%
Tijuana, Mexico	—	6,039,338	6,987,675	13,027,013	1.12%

	43,354,972	170,700,844	64,036,825	278,092,641	23.89%

Europe:
France (Central)	46,972,990	—	11,224,105	58,197,095	4.99%
France (East)	—	—	19,011,791	19,011,791	1.63%
France (South)	—	—	15,033,655	15,033,655	1.29%
Germany (North)	—	13,358,444	—	13,358,444	1.15%
Germany (Rhine/Main)	—	15,085,829	—	15,085,829	1.29%
Germany (South)	—	20,037,666	—	20,037,666	1.72%
Hungary (Budapest)	—	—	8,673,263	8,673,263	0.74%
Netherlands (South)	30,987,908	—	32,493,202	63,481,110	5.45%
Poland (Central)	—	—	21,900,692	21,900,692	1.88%
Poland (West)	7,250,001	3,454,770	—	10,704,771	0.92%
United Kingdom (East Midlands)	15,006,881	54,769,904	54,698,120	124,474,905	10.68%
United Kingdom (London and Southeast)	92,875,928	43,656,423	—	136,532,351	11.72%
United Kingdom (North)	—	19,391,390	—	19,391,390	1.66%
United Kingdom (West Midlands)	99,097,027	42,014,501	—	141,111,528	12.12%

	292,190,735	211,768,927	163,034,828	666,994,490	57.24%

Asia:
Japan (Nagoya)	45,324,612	—	—	45,324,612	3.87%
Japan (Osaka)	29,012,378	—	—	29,012,378	2.49%
Japan (Tokyo)	—	145,836,269	—	145,836,269	12.51%

	74,336,990	145,836,269	—	220,173,259	18.87%

Net sales proceeds on 2004 transactions before deferrals and recapture	409,882,697	528,306,040	227,071,653	1,165,260,390	100.00%

Add: contingent proceeds realized (B)	—	—	5,870,505	5,870,505
Add: ownership percentage recapture (C)	863,805	3,279,413	—	4,143,218
Less: amounts not recognized (D)	(10,071,541)	(12,003,350)	(8,911,746)	(30,986,637)

	$400,674,961	$519,582,103	$224,030,412	$1,144,287,476

COMMENTS

(A)	Includes leases of previously unleased space of 3,836,830 square feet and leases of previously leased space of 802,193 square feet for the three months ended September 30, 2004, includes leases of previously unleased space of 2,885,997 square feet and leases of previously leased space of 771,034 square feet for the three months ended June 30, 2004 and leases of previously unleased space of 3,617,246 square feet and leases of previously leased space of 1,066,456 square feet for the three months ended March 31, 2004.

(B)	A contribution to ProLogis Japan Properties Fund in 2003 provided for an additional $5.9 million of proceeds, the receipt of which was contingent on the satisfactory performance of certain activities by ProLogis. These activities were completed in 2004. Upon receipt of the contingent proceeds, an additional gain ($4.7 million after deferral) was recognized in 2004.

(C)	Previously deferred proceeds recognized due to the change in ProLogis’ ownership percentage in ProLogis North American Properties Fund V to 11.5% from 14.0% in the second quarter of 2004 and in ProLogis European Properties Fund to 21.6% from 22.5% in the third quarter of 2004.

(D)	When ProLogis contributes properties to a ProLogis Property Fund in which it has an ownership interest, ProLogis does not recognize a portion of the proceeds in its computation of the gain resulting from the contribution. The amount of the proceeds that cannot be recognized relates to ProLogis’ continuing ownership interest in the contributed property through its ownership in the Property Fund. See notes 13 and 14 on Page 8a.

Supplemental Information Page 19

ProLogis

Third Quarter 2004
Unaudited Financial Results

CDFS Business Summary (Continued)

CDFS Asset Pipeline and Leasing Status

CDFS Assets By Product Classification

	Square		09/30/04
	Feet	Investment (A)	Leased
Completed Developments and Acquired Properties
North America:
CDFS properties — repositioned acquisitions	6,327,755	$197,664,121	78.39%
CDFS properties — completed developments	6,402,098	223,675,999	67.15%

Total CDFS Operating Properties — North America	12,729,853	421,340,120	72.74%
Europe:
CDFS properties — repositioned acquisitions	729,773	35,262,869	59.87%
CDFS properties — completed developments	3,990,476	311,871,576	33.14%

Total CDFS Operating Properties — Europe	4,720,249	347,134,445	37.27%

Total Acquired and Developed Properties (see page 14a)	17,450,102	768,474,565	63.14%

Properties Under Development:
North America	6,471,609	239,232,026	27.87%
Europe	5,184,795	312,537,869	39.98%
Asia	3,253,961	405,012,419	47.61%

Total Properties Under Development (see page 20)	14,910,365	956,782,314	36.39%

Total CDFS Asset Pipeline	32,360,467	$1,725,256,879	50.82%

CDFS Assets By Geographic Area

	Square		09/30/04
	Feet	Investment (A)	Leased
North America	19,201,462	$660,572,146	57.61%
Europe	9,905,044	659,672,314	38.69%
Asia	3,253,961	405,012,419	47.61%

Total CDFS Asset Pipeline	32,360,467	$1,725,256,879	50.82%

COMMENT

(A)	For operating properties represents current investment; for properties under development represents total expected investment.

Supplemental Information Page 19a

ProLogis

Third Quarter 2004
Unaudited Financial Results

Development Summary

	September 30,	June 30,	March 31,	December 31,
	2004	2004	2004	2003
Development Starts:
North America:
Square feet (A)	2,196,060	1,695,903	1,866,315	457,701
Total expected investment	$86,692,859	$64,713,904	$66,486,382	$17,180,281
Cost per square foot	$39.48	$38.16	$35.62	$37.54
Europe:
Square feet	2,101,134	1,506,211	1,486,564	2,395,346
Total expected investment	$124,605,852	$93,483,142	$84,688,487	$115,639,226
Cost per square foot	$59.30	$62.07	$56.97	$48.28
Asia:
Square feet	—	224,427	1,655,985	259,751
Total expected investment	$—	$22,474,127	$220,328,760	$22,321,065
Cost per square foot	$—	$100.14	$133.05	$85.93
Total:
Square feet	4,297,194	3,426,541	5,008,864	3,112,798
Total expected investment	$211,298,711	$180,671,173	$371,503,629	$155,140,572
Cost per square foot	$49.17	$52.73	$74.17	$49.84
Development Completions:
North America:
Square feet	626,600	1,007,952	815,500	243,820
Total expected investment	$23,548,193	$28,483,632	$27,674,269	$8,373,779
Cost per square foot	$37.58	$28.26	$33.94	$34.34
Leased percentage at completion (B)	100.00%	44.71%	100.00%	90.21%
Leased percentage as of 09/30/04	100.00%	56.15%	100.00%	90.21%
Europe:
Square feet	1,799,063	1,574,220	596,149	761,247
Total expected investment	$106,017,375	$82,284,975	$55,438,729	$48,388,496
Cost per square foot	$58.93	$52.27	$92.99	$63.56
Leased percentage at completion (B)	100.00%	74.70%	54.71%	79.93%
Leased percentage as of 09/30/04	100.00%	83.05%	54.71%	79.93%
Asia:
Square feet	605,819	—	619,963	466,954
Total expected investment	$56,944,653	$—	$112,046,270	$55,948,012
Cost per square foot	$94.00	$—	$180.73	$119.81
Leased percentage at completion (B)	100.00%	—	74.11%	100.00%
Leased percentage as of 09/30/04	100.00%	—	93.36%	100.00%
Total:
Square feet	3,031,482	2,582,172	2,031,612	1,472,021
Total expected investment	$186,510,221	$110,768,607	$195,159,268	$112,710,287
Cost per square foot	$61.52	$42.90	$96.06	$76.57
Leased percentage at completion (B)	100.00%	62.99%	78.81%	88.00%
Leased percentage as of 09/30/04	100.00%	72.55%	84.69%	88.00%
Under Development as of End of Period:
North America (A):
Square feet	6,471,609	4,902,149	4,214,198	3,163,383
Total expected investment	$239,232,026	$176,087,360	$139,857,088	$101,044,975
Cost per square foot	$36.97	$35.92	$33.19	$31.94
Leased percentage as of 09/30/04	27.87%
Europe:
Square feet	5,184,795	4,882,724	4,950,733	4,060,318
Total expected investment	$312,537,869	$293,949,392	$282,751,225	$246,246,309
Cost per square foot	$60.28	$60.20	$57.11	$60.65
Leased percentage as of 09/30/04	39.98%
Asia:
Square feet	3,253,961	3,859,780	3,635,353	2,599,331
Total expected investment	$405,012,419	$461,957,072	$439,482,945	$331,200,455
Cost per square foot	$124.47	$119.68	$120.89	$127.42
Leased percentage as of 09/30/04	47.61%
Total:
Square feet	14,910,365	13,644,653	12,800,284	9,823,032
Total expected investment	$956,782,314	$931,993,824	$862,091,258	$678,491,739
Cost per square foot	$64.17	$68.30	$67.35	$69.07
Leased percentage as of 09/30/04	36.39%
Construction in Progress:
North America	$132,417,788	$72,164,679	$52,396,557	$51,752,456
Europe	196,953,174	181,681,078	155,357,076	129,305,479
Asia	282,325,958	277,163,208	214,940,593	223,523,519

Total Construction in Progress	$611,696,920	$531,008,965	$422,694,226	$404,581,454

COMMENTS

(A)	Development starts and properties under development include one property that was acquired directly by ProLogis as part of the Keystone Transaction (750,005 square feet at a total expected investment of $39,085,752). See note 21 on page 8b.

(B)	Represents the leased percentage as of the end of the quarter in which the development was completed.

Supplemental Information Page 20

ProLogis

Third Quarter 2004
Unaudited Financial Results

Capital Structure
(in thousands)

Debt Outstanding as of September 30, 2004

		Principal Maturities
		of Direct Debt
Principal Outstanding - Direct Debt		(excluding Lines of Credit)

Direct Debt:
Senior unsecured notes:
7.05% Notes due 2006	$250,000	Remainder of 2004	$2,411
7.25% Notes due 2007	135,000	2005	109,618
7.95% Notes due 2008	100,000	2006	321,139
7.10% Notes due 2008	250,000	2007	343,124
8.72% Notes due 2009	93,750	2008	308,832
7.875% Notes due 2009	46,875	2009	77,522
7.30% Notes due 2009	25,000	2010	35,406
4.375% Euro Notes due 2011(A)	427,385	2011	457,323
5.50% Notes due 2013	300,000	2012	34,919
7.81% Notes due 2015	100,000	2013	368,411
9.34% Notes due 2015	50,000
8.65% Notes due 2016	50,000	Thereafter	363,783
7.625% Notes due 2017	100,000	Less discount	(2,595)

Less discount	(2,595)		$2,419,893

Total senior unsecured notes	1,925,415

Secured debt	487,196
Assessment bonds	7,282

	494,478

Subtotal	2,419,893
Short-term borrowing (see note 23 on page 8b)	95,000
Lines of credit (see page 22)	928,975

Total direct debt	$3,443,868

ProLogis’ share of third party debt of unconsolidated investees:
ProLogis Property Funds (see page 12)	$836,048
CDFS Joint Ventures	6,694

	$842,742

Total	$4,286,610

Market Capitalization as of September 30, 2004

	Shares	Market
	or Equivalents	Price	Market Value
	Outstanding	at 9/30/04	Equivalents
8.54% Series C Cumulative Redeemable Preferred Shares	2,000	$56.00	$112,000
6.75% Series F Cumulative Redeemable Preferred Shares	5,000	$25.05	125,250
6.75% Series G Cumulative Redeemable Preferred Shares	5,000	$24.89	124,450

	12,000		361,700

Common Shares	183,469	$35.24	6,465,448
Convertible limited partnership units (5,547,000 units)	5,550	$35.24	195,582

	189,019		6,661,030

Total equity			7,022,730
Total debt (including ProLogis’ share of third party debt of unconsolidated investees)			4,286,610

Total market capitalization (including ProLogis’ share of third party debt of unconsolidated investees)			$11,309,340

COMMENT

(A)	In April 2004, ProLogis issued 350.0 million euro of notes that are registered on the Luxembourg Stock Exchange. The net proceeds from the issuance of the notes were 347.8 million euro.

Supplemental Information Page 21

ProLogis
Third Quarter 2004
Unaudited Financial Results

Debt Analysis

Revolving Lines of Credit
(in thousands)

					Weighted
	Total		Outstanding	Remaining	Average
	Commitment		at 09/30/04	Capacity	Interest Rate (A)
ProLogis-North America	$560,000	(B)	$155,400	$404,600	2.51%
ProLogis-Europe	549,495	(C)	460,566	88,929	2.82%
ProLogis-Europe (United Kingdom only)	44,887	(D)	—	44,887	—
ProLogis-Asia	588,022	(E)	313,009	275,013	0.97%

	$1,742,404		$928,975	$813,429	2.14%

Weighted Average Interest Rates and Term to Maturity (F)

		Weighted	Weighted Average
		Average	Term to
	% of Debt	Interest Rate (A)	Maturity (G)
Revolving lines of credit	27.03%	2.14%	n/a
Short-term borrowings (note 23 on page 8b)	2.76%	2.20%	n/a
Senior unsecured notes	56.03%	6.56%	6.6 years
Secured debt	14.18%	7.14%	10.2 years

Totals (F)	100.00%	5.27%	7.5 years

Financial Ratios

	Nine
	Months Ended	Year Ended
	09/30/04	12/31/03
Interest coverage ratio (H)	4.4	4.3
Fixed charge coverage ratio (I)	3.8	3.5
Total debt to total book assets (including ProLogis’ share of unconsolidated investees) (see pages 10 and 21)	50.2%	49.5%
Total debt to total market capitalization (including ProLogis’ share of unconsolidated investees) (see page 21)	37.9%	36.8%

COMMENTS

(A)	Represents the weighted average base interest rates on borrowings that were outstanding at September 30, 2004.

(B)	Total commitment available to ProLogis at September 30, 2004 has been reduced by letters of credit outstanding with the lending bank aggregating $9.6 million at September 30, 2004.

(C)	Represents the approximate U.S. dollar equivalent at September 30, 2004 of ProLogis’ 450.0 million euro denominated line of credit.

(D)	Represents the approximate U.S. dollar equivalent at September 30, 2004 of ProLogis’ 25.0 million pound sterling denominated line of credit available for borrowing in the United Kingdom. The total commitment available to ProLogis has been reduced by letters of credit outstanding with the lending bank in the currency equivalent of approximately $23.6 million at September 30, 2004.

(E)	Represents the approximate U.S. dollar equivalent at September 30, 2004 of ProLogis’ 65.0 billion yen denominated line of credit (increased from 45.0 billion yen in the third quarter of 2004).

(F)	Excludes assessment bonds.

(G)	Calculated as of the beginning of the year through final maturity for debt outstanding at September 30, 2004.

(H)	Calculated as Funds From Operations as defined by ProLogis before impairment charges, preferred dividends and charges related to the redemption of preferred shares, interest expense and minority interest, divided by interest expense (interest expense excludes capitalized interest and amortization of loan costs). Funds From Operations is defined on Page 3a.

(I)	Calculated as Funds From Operations as defined by ProLogis before impairment charges, preferred dividends and charges related to the redemption of preferred shares, interest expense and minority interest, divided by combined interest expense (interest expense excludes capitalized interest and amortization of loan costs) and preferred dividends. Funds From Operations is defined on Page 3a.

Supplemental Information Page 22

ProLogis
Third Quarter 2004
Unaudited Financial Results

Geographic Distribution (A)

North America

Central Region	%	Mid-Atlantic Region	%
Austin	0.86	Chicago	3.23
Dallas/Fort Worth	6.38	Cincinnati	2.46
El Paso	1.36	Columbus	3.67
Houston	3.45	I-81 Corridor (E. Pennsylvania)	5.06
Kansas City	0.57	Indianapolis	3.28
Oklahoma City	0.23	Louisville	1.18
San Antonio	2.24	New Jersey	6.37
Tulsa	0.19	St. Louis	1.04
Other non-target	0.05	Other non-target	0.03

Total Central Region	15.33	Total Mid-Atlantic Region	26.32

Pacific Region	%	Southeast Region	%
Denver	1.32	Atlanta	4.59
Las Vegas	0.83	Charlotte	2.05
Los Angeles/Orange County	6.23	Chattanooga	0.42
Phoenix	0.89	Ft. Lauderdale/Miami	1.73
Portland	0.76	Greenville	0.98
Reno	1.34	Memphis	3.46
Salt Lake City	0.74	Nashville	1.94
San Francisco-Central Valley	1.61	Orlando	0.94
San Francisco-East Bay	1.09	Tampa	1.39
San Francisco-South Bay	1.34	Washington D.C./Baltimore	2.29
Seattle	0.51

Total Pacific Region	16.66	Total Southeast Region	19.79

Mexico	%
Juarez	0.35
Monterrey	0.55
Reynosa	0.71
Tijuana	0.43

Total Mexico	2.04	Total North America	80.14%

Europe	%
Belgium	0.16
Czech Republic	0.48
France	7.49
Germany	0.93
Hungary	0.19
Ireland	(B	)
Italy	1.62
The Netherlands	1.79
Poland	1.42
Portugal	(B	)
Spain	0.92
Sweden	0.26
United Kingdom	3.19

Total Europe	18.45%

Asia	%
China	(C	)
Japan (D)	1.41

Total Asia	1.41%

COMMENTS

(A)	Percentages are based on the square footage of the operating portfolio. The operating portfolio includes direct owned properties and operating properties owned by the ProLogis Property Funds.

(B)	At September 30, 2004, ProLogis has no real estate assets in this market.

(C)	At September 30, 2004, ProLogis has an interest in a CDFS Joint Venture that owns four operating properties in the Shanghai region. Three markets in China (Guangdong Province and the Shanghai and Beijing regions) are designated as target markets.

(D)	ProLogis’ target markets in Japan include Tokyo, Osaka and Nagoya.

Supplemental Information Page 23